                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              AIM SUMMIT FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

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         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         4) Proposed maximum aggregate value of transaction:

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         5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         ---------------------------------------------------

         2) Form, Schedule or Registration Statement No.:

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         3) Filing Party:

         ---------------------------------------------------

         4) Date Filed:

         ---------------------------------------------------

                             AIM SUMMIT FUND, INC.

            11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 3, 2000

TO THE SHAREHOLDERS:

     AIM Summit Fund, Inc. (the fund) is holding a special meeting of shareholders on Wednesday, May 3, 2000 at 3:00 p.m., Central time. The place of the meeting is the fund's offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     The purposes of the meeting are as follows:

(1) To elect ten directors, each of whom will serve until his or her successor is elected and qualified.

(2) To approve the adoption of a Distribution Plan for the Class I shares of the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

(3) To approve a Plan of Recapitalization pursuant to which the Charter of the fund will be amended to reclassify the Class II shares of the fund as Class I shares of the fund.

(4) To approve an Agreement and Plan of Reorganization which provides for the reorganization of the fund as a Delaware business trust.

(5) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(6) To approve changing the fundamental investment restrictions for the fund.

(7) To ratify the selection of KPMG LLP as independent accountants for the fund for the fiscal year ending in 2000.

(8) To transact such other business as may properly come before the meeting.

     You may vote at the meeting if you are the record owner of shares of the fund as of the close of business on February 18, 2000. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, please notify the fund by calling 1-800-952-3502. If you do not expect to attend the meeting, please fill in, date, sign and return the proxy card in the enclosed envelope which requires no postage if mailed in the United States.

     It is important that you return your signed proxy card promptly so that a quorum may be assured. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

     Thank you for your cooperation and continued support.

                                                          By order of the Board,

                                                                Carol F. Relihan
                                                                       Secretary

March 13, 2000

                             AIM SUMMIT FUND, INC.

            11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173
                            Toll Free: (800) 454-0327
--------------------------------------------------------------------------------
                                PROXY STATEMENT
                              DATED MARCH 13, 2000
--------------------------------------------------------------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 3, 2000

WHO IS ASKING FOR MY VOTE?

     The Board of Directors (the Board) of AIM Summit Fund, Inc. (the fund) is sending you this proxy statement and the enclosed proxy card. The Board is soliciting your proxy to vote at the 2000 special meeting of shareholders of the fund (the meeting).

WHEN AND WHERE WILL THE MEETING BE HELD?

     The meeting will be held at the fund's offices, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, at 3:00 p.m., Central time, on Wednesday, May 3, 2000. If you expect to attend the meeting in person, please notify the fund by calling 1-800-952-3502.

WHAT PROPOSALS WILL BE PRESENTED?

     The following list summarizes each proposal to be presented at the meeting and the class of the fund's shares that the Board is soliciting with respect to each proposal:

                          PROPOSAL                        AFFECTED CLASS
                          --------                        --------------
1.   Electing Directors.                                  All Classes
2.   Approving a Distribution Plan for the Class I          Class I
     shares.
3.   Approving a Plan of Recapitalization that will         Class II
     reclassify Class II shares of the fund as Class I
     shares.
4.   Approving a Plan of Reorganization which provides    All Classes
     for the reorganization of the fund as a Delaware
     business trust.
5.   Approving a new advisory agreement with A I M        All Classes
     Advisors, Inc.
6.   Changing the fund's fundamental investment           All Classes
     restrictions.
7.   Ratifying the Board's selection of independent       All Classes
     accountants.
8.   Considering other matters.                           All Classes

WHO IS ELIGIBLE TO VOTE?

     The Board is sending this proxy statement, the attached notice of meeting and the enclosed proxy card on or about March 13, 2000 to all shareholders entitled to vote. Shareholders who owned shares of common stock of any class of the fund at the close of business on February 18, 2000 (the record date) are
entitled to vote. On the record date there were      shares of the fund's common
stock issued and outstanding, consisting of           Class I shares and
Class II shares. Each share of common stock that you own entitles you to one vote on each proposal set forth in the list above (a fractional share has a fractional vote).

WHAT ARE THE DIFFERENT WAYS I CAN VOTE?

  Voting by Proxy

     Whether you plan to attend the meeting or not, the Board urges you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the meeting and vote.

     The Board has named Robert H. Graham and Gary T. Crum as proxies. If you properly fill in your proxy card and send it to the fund in time to vote, your proxy will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares with respect to Proposals 1 through 7 as recommended by the Board.

     If any other matter is presented, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement was printed, the Board knew of no matters that needed to be acted on at the meeting other than those discussed in this proxy statement.

     If you appoint a proxy, you may revoke it at any time before it is exercised. You can do this by sending in another proxy with a later date or by notifying the fund's secretary in writing before the meeting that you have revoked your proxy.

  Voting in Person

     If you do attend the meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in an AIM Summit Investors Plan, you must bring a letter from the custodian for the plan indicating that you are the beneficial owner of the shares on the record date and authorizing you to vote.

  Voting by Telephone

     You may vote by telephone if you are contacted by Shareholder Communication Corporation.

  Instructing the Custodian for Your AIM Summit Investors Plan

     Class I shares of the fund are sold to the public primarily through AIM Summit Investors Plans I and Class II shares of the fund are sold to the public primarily through AIM Summit Investors Plans II. Almost all of the Class I and Class II shares of the fund are held by the custodian under these plans.

     If you are a participant in a plan, you will have been furnished with a notice of the special shareholders meeting along with this proxy statement and an instruction card. The custodian will vote the shares of the fund held in your account as you instruct on the voting instruction card. If the voting instruction card is validly executed and returned without specification of a choice, the shares will be voted in favor of the proposals listed above. The custodian will vote shares for which no valid voting instructions have been received in the same proportion as it votes shares for which it has received instructions. You may attend the meeting in person, and if you desire to vote in person the shares held in your account, you may make written request to the custodian prior to the meeting for a proxy which will permit the shares to be voted in person.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     The Board recommends that shareholders vote FOR each of the proposals described in this proxy statement.

WHAT IS THE QUORUM REQUIREMENT?

     A quorum of shareholders is necessary to hold a valid meeting. The presence in person or by proxy of shareholders entitled to cast a majority of all votes entitled to be cast at the meeting shall constitute a quorum at all meetings of the shareholders, except with respect to any matter which by law or the Charter of the fund requires the separate approval of one or more classes or series of the capital stock of the fund, in which case the holders of one-third of the shares of each such class or series (or of such classes or series voting together as a single class) entitled to vote on the matter shall constitute a quorum. Because the custodian under AIM Summit Investors Plans I and AIM Summit Investors Plans II holds almost all of the shares of the fund and is required to vote those shares in the manner described above, the fund expects that a quorum for the meeting will be present.

WHAT IS THE VOTE NECESSARY TO APPROVE EACH PROPOSAL?

     The affirmative vote of a plurality of votes cast is necessary to elect the directors, meaning that the nominees receiving the most votes will be elected (Proposal 1). In an uncontested election of directors, the plurality requirement is not a factor.

     The affirmative vote of a majority of the outstanding shares of the fund entitled to vote at the meeting is required to approve the Plan of Recapitalization and the Plan of Reorganization (Proposals 3 and 4). Abstentions will not count as votes cast and will have the effect of votes against Proposals 3 and 4.

     The affirmative vote of a majority of the outstanding voting securities of the fund, as defined in the Investment Company Act of 1940, as amended (the 1940
Act), is required to:

     - approve the Distribution Plan (Proposal 2);

     - approve the fund's new advisory agreement (Proposal 5); and

     - approve changing the investment restrictions for the fund (Proposal 6).

     The 1940 Act defines a majority of the outstanding voting securities of a fund (a 1940 Act majority) as the lesser of (a) the vote of holders of 67% or more of the voting securities of the fund present in person or by proxy, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding voting securities of the fund. Abstentions will not count as votes cast and will have the effect of votes against Proposals 2, 5 and 6.

     The affirmative vote of a majority of votes cast is necessary to ratify the selection of KPMG LLP as your fund's independent accountants (Proposal 7). For Proposal 7, abstentions will not count as votes cast and will have no effect on the outcome of the vote.

CAN THE MEETING BE ADJOURNED?

     The proxies may propose to adjourn the meeting to permit further solicitation of proxies or for other purposes. Any such adjournment will require the affirmative vote of a majority of the votes cast.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUND?

     UPON YOUR REQUEST, THE FUND WILL FURNISH YOU A FREE COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMIANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY. YOU SHOULD DIRECT YOUR REQUEST TO A I M DISTRIBUTORS, INC. AT 11 GREENWAY PLAZA, SUITE 100, HOUSTON, TX 77046-1173 OR BY CALLING 1-800-995-4246.

                       PROPOSAL 1:  ELECTION OF DIRECTORS

WHO VOTES ON THIS PROPOSAL?

     Proposal 1 applies to all shareholders of the fund.

WHO ARE THE NOMINEES FOR DIRECTOR?

     For election of directors at the meeting, the Board has approved the nomination of Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar, each to serve as director until his or her successor is elected and qualified.

     The proxies will vote for the election of these nominees unless you withhold authority to vote for any or all of them in the proxy. Each of the nominees has indicated that he or she is willing to serve as a director. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the directors who are not interested persons of the fund, as defined in the 1940 Act (the independent directors), may recommend.

     All of the nominees presently are directors of the company. The nominees also serve as directors, trustees or officers of the following open-end management investment companies advised or managed by A I M Advisors, Inc.
(AIM): AIM Advisor Funds, Inc., AIM Equity Funds, Inc., AIM Funds Group, AIM International Funds, Inc., AIM Investment Securities Funds, AIM Special Opportunities Funds, AIM Summit Fund, Inc., AIM Tax-Exempt Funds, Inc., AIM Variable Insurance Funds, Inc., Short-Term Investments Co., Short-Term Investments Trust and Tax-Free Investments Co. (these investment companies and their series portfolios, if any, are referred to collectively as the AIM funds). Robert H. Graham also serves as a director or trustee and officer of other open-end and closed-end management investment companies managed or advised by AIM. No director or nominee is a party adverse to the company or any of its affiliates in any material pending legal proceedings, nor does any director or nominee have an interest materially adverse to the company.

     The following table sets forth information concerning the nominees:

NAME, ADDRESS AND AGE         DIRECTOR SINCE    PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------       ------------------  ----------------------------------------
*Charles T. Bauer (81)      February 17, 1982   Director and Chairman, A I M Management
11 Greenway Plaza                               Group Inc.; A I M Advisors, Inc., A I M
Suite 100                                       Capital Management, Inc.; A I M
Houston, TX 77046-1173                          Distributors, Inc.; A I M Fund Services,
                                                Inc. and Fund Management Company; and
                                                Executive Vice Chairman and Director,
                                                AMVESCAP PLC.
Bruce L. Crockett (55)      December 8, 1992    Director, ACE Limited (insurance
906 Frome Lane                                  company). Formerly, Director, President
McLean, VA 22102                                and Chief Executive Officer, COMSAT
                                                Corporation; and Chairman, Board of
                                                Governors of INTELSAT (international
                                                communications company).
Owen Daly II (75)           February 18, 1987   Formerly, Director, Cortland Trust Inc.
Six Blythewood Road                             (investment company), Baltimore, MD 21210
                                                CF & I Steel Corp., Monumental
                                                Life Insurance Company and Monumental
                                                General Insurance Company; and Chairman
                                                of the Board of Equitable
                                                Bancorporation.
Edward K. Dunn, Jr. (64)    March 10, 1998      Chairman of the Board of Directors,
2 Hopkins Plaza                                 Mercantile Mortgage Corporation.
8th Floor, Suite 805                            Formerly, Vice Chairman of the Board of
Baltimore, MD 21201                             Directors and President and Chief
                                                Operating Officer, Mercantile-Safe
                                                Deposit & Trust Co.; and President,
                                                Mercantile Bankshares.
Jack M. Fields (48)         March 11, 1997      Chief Executive Officer, Texana Global,
Jetero Plaza, Suite E                           Inc. (foreign trading company) and
8810 Will Clayton Parkway                       Twenty-First Century Group, Inc. (a
Humble, TX 77338                                governmental affairs company); and
                                                Director, Telscape International and
                                                Administaff. Formerly, Member of the
                                                U.S. House of Representatives.
**Carl Frischling (63)      February 17, 1982   Partner, Kramer Levin Naftalis & Frankel
919 Third Avenue                                LLP (law firm). Formerly Partner, Reid &
New York, NY 10022                              Priest (law firm).

 * Mr. Bauer is an interested person of AIM and the fund, as defined in the 1940 Act, primarily because of his positions with AIM and its affiliated companies, as set forth above, and through his ownership of stock of AMVESCAP PLC, which, through A I M Management Group Inc., owns all of the outstanding stock of AIM.

 ** Mr. Frischling is an interested person of the fund, as defined in the 1940
    Act, primarily because of payments received by his law firm from the fund for services to the independent directors of the fund.

NAME, ADDRESS AND AGE         DIRECTOR SINCE    PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------       ------------------  ----------------------------------------
***Robert H. Graham (53)    May 10, 1994        Director, President and Chief Executive
11 Greenway Plaza                               Officer, A I M Management Group Inc.;
Suite 100                                       Director and President, A I M Advisors,
Houston, TX 77046-1173                          Inc.; Director and Senior Vice
                                                President, A I M Capital Management,
                                                Inc., A I M Distributors, Inc., A I M
                                                Fund Services, Inc. and Fund Management
                                                Company; and Director and Chief
                                                Executive Officer, Managed Products,
                                                AMVESCAP PLC.
Prema Mathai-Davis (49)     September 10, 1998  Chief Executive Officer, YWCA of the
350 Fifth Avenue, Suite                         U.S.A.
301
New York, NY 10118

Lewis F. Pennock (57)       April 21, 1982      Partner, Pennock & Cooper (law firm).
6363 Woodway, Suite 825
Houston, TX 77057

Louis S. Sklar (60)         September 27, 1989  Executive Vice President, Development
The Williams Tower                              and Operations, Hines Interests Limited
50th Floor                                      Partnership (real estate development).
2800 Post Oak Boulevard
Houston, TX 77056

*** Mr. Graham is an interested person of AIM and the fund, as defined in the 1940 Act, primarily because of his positions with AIM and its affiliated companies, as set forth above, and through his ownership of stock of AMVESCAP PLC, which, through A I M Management Group Inc., owns all of the outstanding stock of AIM.

WHAT ARE THE RESPONSIBILITIES OF THE BOARD?

     The Board is responsible for the general oversight of the fund's business and for assuring that the fund is managed in the best interests of the fund's shareholders. The Board periodically reviews the fund's investment performance as well as the quality of other services provided to the fund and its shareholders by each of the fund's service providers, including AIM and its affiliates. At least annually, the Board reviews the fees paid by the fund for these services and the overall level of the fund's operating expenses.

WHY ARE DIRECTORS BEING ELECTED AT THE PRESENT TIME?

     Under the 1940 Act, the Board may fill vacancies on the Board or appoint new directors only if, immediately thereafter, at least two-thirds of the directors will have been elected by shareholders. Currently, seven of the company's ten directors have been elected by shareholders. As directors retire, resign or otherwise cease their service as directors in the future, the company may be unable to fill the vacancies created by such action because three of the company's ten directors have not been elected by shareholders. To provide the Board with the flexibility to fill vacancies created when directors cease their service as directors, and in light of the fact that only seven of the company's directors have been elected by shareholders, the Board believes it is appropriate for shareholders to elect directors at the present time.

HOW LONG CAN DIRECTORS SERVE ON THE BOARD?

     Directors generally hold office until their successors are elected and qualified. Pursuant to a policy adopted by the Board in 1992, each duly elected or appointed independent director may continue to serve as a director until December 31 of the year in which the director turns 72. Independent directors who were 65 or older and serving on the board of one or more of the AIM funds when the policy was adopted in 1992 may continue to serve until December 31 of the year in which the director turns 75. A director of the fund may resign or be removed for cause by a vote of the holders of a majority of the outstanding shares of the fund at any time. A majority of the Board may extend from time to time the retirement date of a director. The Board has agreed to extend the retirement date of Mr. Daly, who otherwise would have retired December 31, 2000, to December 31, 2001. In making this decision, the Board took into account Mr. Daly's experience and active participation as a director.

WHAT ARE SOME OF THE WAYS IN WHICH THE BOARD REPRESENTS MY INTERESTS?

     The Board seeks to represent shareholder interests by:

     - reviewing the fund's investment performance with the fund's managers;

     - reviewing the quality of the various other services provided to the fund and its shareholders by each of the fund's service providers, including AIM and its affiliates;

     - discussing with senior management of AIM steps being taken to address any performance deficiencies;

     - reviewing the fees paid to AIM and its affiliates to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing sufficient resources to continue to provide high-quality services in the future;

     - monitoring potential conflicts between the fund and AIM and its affiliates to ensure that the fund continues to be managed in the best interests of its shareholders; and

     - monitoring potential conflicts among the AIM funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

WHAT ARE THE COMMITTEES OF THE BOARD?

     The standing Committees of the Board are the Audit Committee, the Capitalization Committee, the Investments Committee and the Nominating and Compensation Committee.

     The members of the Audit Committee are Messrs. Crockett, Daly, Dunn (Chairman), Fields, Frischling, Pennock and Sklar and Dr. Mathai-Davis. The Audit Committee is responsible for:

     - considering management's recommendations of independent accountants for each fund and evaluating such accountants' performance, costs and financial stability;

     - with AIM, reviewing and coordinating audit plans prepared by the fund's independent accountants and management's internal audit staff; and

     - reviewing financial statements contained in periodic reports to shareholders with the fund's independent accountants and management.

     The members of the Capitalization Committee are Messrs. Bauer, Graham (Chairman) and Pennock. The Capitalization Committee is responsible for:

     - increasing or decreasing the aggregate number of shares of any class of the fund's common stock by classifying and reclassifying the fund's authorized but unissued shares of common stock, up to the fund's authorized capital;

     - fixing the terms of such classified or reclassified shares of common stock; and

     - issuing such classified or reclassified shares of common stock upon the terms set forth in the fund's prospectus, up to the fund's authorized capital.

     The members of the Investments Committee are Messrs. Bauer, Crockett, Daly, Dunn, Fields, Frischling, Pennock and Sklar (Chairman) and Dr. Mathai-Davis. The Investments Committee is responsible for:

     - overseeing AIM's investment related compliance systems and procedures to ensure their continued adequacy; and

     - considering and acting, on an interim basis between meetings of the full Board, on investment related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

     The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dunn, Fields, Pennock and Sklar and Dr. Mathai-Davis. The Nominating and Compensation Committee is responsible for:

     - considering and nominating individuals to stand for election as independent directors as long as the fund maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act;

     - reviewing from time to time the compensation payable to the independent directors; and

     - making recommendations to the Board regarding matters related to compensation, including deferred compensation plans and retirement plans for the independent directors.

     The Nominating and Compensation Committee will consider nominees recommended by a shareholder to serve as directors, provided (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which directors will be elected, and (ii) that the Nominating and Compensation Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

HOW OFTEN DOES THE BOARD MEET?

     The Board typically conducts regular meetings nine times a year to review the operations of the fund and of the other AIM funds. Typically, five of these nine meetings are held in person, each over a two-day period. One or more Committees of the Board generally meet in conjunction with each in-person meeting of the Board. In addition, the Board or any Committee may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

     During the fiscal year ended October 31, 1999, the Board held 9 meetings, the Audit Committee held 5 meetings, the Investments Committee held 4 meetings and the Nominating and Compensation Committee held 5 meetings. The Capitalization Committee did not meet. All of the current directors and Committee members then serving attended at least 75% of the meetings of the Board and applicable Committees, if any, held during the fiscal year ended October 31, 1999.

WHAT ARE THE DIRECTORS PAID FOR THEIR SERVICES?

     Each director is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended. Each director who is not also an officer of the fund is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director or trustee of all of the other AIM funds. Each such director receives a fee, allocated among the AIM funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

     Set forth below is information regarding compensation paid or accrued for each director:

                                                                         TOTAL
                                                RETIREMENT BENEFITS   COMPENSATION
                       AGGREGATE COMPENSATION     ACCRUED BY ALL        FROM ALL
DIRECTOR                  FROM THE FUND(1)         AIM FUNDS(2)       AIM FUNDS(3)
--------               ----------------------   -------------------   ------------
Charles T. Bauer.....          $    0                $      0           $      0
Bruce L. Crockett....           2,045                  37,485            103,500
Owen Daly II.........           2,045                 122,898            103,500
Edward K. Dunn
  Jr. ...............           2,045                       0            103,500
Jack M. Fields.......           2,004                  15,826            101,500
Carl Frischling(4)...           2,035                  97,791            103,500
Robert H. Graham.....               0                       0                  0
John F. Kroeger(5)...               0                 107,896                  0
Prema Mathai-Davis...           2,045                       0            101,500
Lewis F. Pennock.....           2,035                  45,766            103,500
Ian W. Robinson(6)...             858                  94,442             25,000
Louis S. Sklar.......           2,035                  90,232            101,500

(1) The total amount of compensation deferred by all directors of the fund during the fiscal year ended October 31, 1999, including earnings thereon, was $13,529.

(2) During the fiscal year ended October 31, 1999, the total amount of expenses allocated to the fund in respect of such retirement benefits was $13,895. Data reflects compensation for the calendar year ended December 31, 1999. Accruals for 1999 are based on actuarial projections from 1998.

(3) Each director serves as director or trustee of at least 12 registered investment companies advised by AIM. Data reflects compensation earned during the calendar year ended December 31, 1999.

(4) During the fiscal year ended October 31, 1999, the fund paid $8,316 in legal fees to Mr. Frischling's law firm, Kramer Levin Naftalis & Frankel LLP, for services rendered to the independent directors of the fund.

(5) Mr. Kroeger was a director until June 11, 1998, when he resigned. On that date, he became a consultant to the fund. Mr. Kroeger passed away on November 26, 1998. Mr. Kroeger's widow will receive his pension as described below under "AIM Funds Retirement Plan for Eligible Directors/Trustees."

(6) Mr. Robinson was a director until March 12, 1999, when he retired.

  AIM Funds Retirement Plan for Eligible Directors/Trustees

     Under the terms of the AIM Funds Retirement Plan for Eligible Directors/ Trustees, each director (who is not an employee of any of the AIM funds, A I M Management Group Inc. (AIM Management) or any of their affiliates) may be entitled to certain benefits upon retirement from the Board. Pursuant to such retirement plan, a director becomes eligible to retire and to receive full benefits under the plan when he or she has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the applicable AIM funds). Each eligible director is entitled to receive an annual benefit from the applicable AIM funds commencing on the first day of the calendar quarter coincident with or following his or her date of retirement equal to a maximum of 75% of the annual retainer paid or accrued by the applicable AIM funds for such director during the twelve-month period immediately preceding the director's retirement (including amounts deferred under a separate agreement between the applicable AIM funds and the director) and based on the number of such director's years of service (not in excess of 10 years of service) completed with respect to any of the applicable AIM funds. Such benefit is payable to each eligible director in quarterly installments. If an eligible director dies after attaining the normal retirement date but before receipt of all benefits under the plan, the director's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased director for no more than ten years beginning the first day of the calendar quarter following the date of the director's death. Payments under the plan are not secured or funded by any applicable AIM fund.

     Set forth below is a table that shows the estimated annual benefits payable to an eligible director upon retirement assuming the retainer amount reflected below and various years of service. The estimated credited years of service for Messrs. Crockett, Daly, Dunn, Fields, Frischling, Kroeger, Pennock, Robinson and Sklar and Dr. Mathai-Davis are 13, 13, 2, 3, 23, 20, 18, 11, 10 and 1 years, respectively.

                   ESTIMATED ANNUAL BENEFITS UPON RETIREMENT

                                     ANNUAL
                                   RETIREMENT
                                  COMPENSATION
                                  PAID BY ALL
NUMBER OF YEARS OF SERVICE         APPLICABLE
WITH THE APPLICABLE AIM FUNDS      AIM FUNDS
-----------------------------     ------------
10.............................     $67,500
 9.............................     $60,750
 8.............................     $54,000
 7.............................     $47,250
 6.............................     $40,500
 5.............................     $33,750

  Deferred Compensation Agreements

     Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (the deferring directors) have each executed a deferred compensation agreement. Pursuant to the agreements, the deferring directors may elect to defer receipt of up to 100% of their compensation payable by the fund, and such amounts are placed into a deferral account. Currently, the deferring directors may select various AIM funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring directors' accounts will be paid in cash, in generally equal quarterly installments over a period of five
(5) or ten

(10) years (depending on the agreement) beginning on the date the deferring director's retirement benefits commence under the plan. The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring director's termination of service as a director of the fund. If a deferring director dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such deferring director's death. The agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring directors have the status of unsecured creditors of the fund and of each other AIM fund from which they are deferring compensation.

WHAT ARE OFFICERS PAID FOR THEIR SERVICES?

     The company does not pay its officers for the services they provide to the company. Instead, the officers, who are also officers or employees of AIM or its affiliates, are compensated by AIM Management or its affiliates.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 1?

          YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY
                 RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                PROPOSAL 2:  APPROVAL OF A DISTRIBUTION PLAN FOR
                         THE CLASS I SHARES OF THE FUND

WHO VOTES ON THIS PROPOSAL?

     Proposal 2 applies only to holders of Class I shares of the fund.

WHAT AM I BEING ASKED TO APPROVE?

     The Board has adopted, and you are being asked to approve, a distribution plan for the Class I shares pursuant to Rule 12b-1 under the 1940 Act which will allow fees and expenses associated with the sale and distribution of Class I shares to be paid from the assets of the fund attributable to the Class I shares. A copy of the distribution plan is in Appendix A. The proposed distribution plan provides that payments at the maximum rate of 0.30% per annum of the average daily net assets of the Class I shares will be made as compensation to the fund's distributor, A I M Distributors, Inc., for any activity that is primarily intended to result in the sale of Class I shares. AIM Distributors has agreed contractually to waive a portion of the fees to be paid under the proposed distribution plan and will be paid only 0.10% per annum of the average daily net assets of Class I shares held in AIM Summit Investors Plans I. AIM Distributors has also agreed contractually that its fee waiver may not be revised or revoked without approval of the Class I shareholders. If the Distribution Plan is approved, AIM Distributors will waive the creation and sales charge for AIM Summit Investors Plans I participants for all investments made after the 12th investment.

WHAT ARE THE REASONS FOR THE PROPOSED 12B-1 PLAN?

     The proposed distribution plan provides for payments to the distributor to cover fees charged by dealers and financial institutions for services provided to their customers who own Class I shares and to cover costs incurred by the distributor in selling Class I shares. Because the 12b-1 plan includes a program which provides for periodic payments to selected dealers and financial institutions who furnish continuing shareholder services to their customers, it is expected that shareholders will benefit from an increased level of personal shareholder services with respect to their ownership of Class I shares. The Board also believes that the use of fund assets to pay distribution fees and expenses should benefit shareholders by facilitating sales of Class I shares and reducing the level of share redemptions, thereby increasing the assets of the fund, achieving economies of scale and reducing expense ratios. However, the use of fund assets to pay shareholder servicing and distribution fees will increase the cost of an investment in Class I shares over time.

THE DISTRIBUTION PLAN

     The proposed distribution plan for the Class I shares (the Distribution
Plan) is designed to implement a shareholder servicing program which provides for periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class I shares and to compensate the distributor for promotional and other sales-related costs.

     Pursuant to a shareholder servicing program, the distributor may enter into shareholder servicing agreements with investment dealers selected from time to time by the distributor for the provision of distribution assistance in connection with the sale of Class I shares to such dealers' customers, and for the provision of continuing personal shareholder services to customers who may from time to time directly or beneficially own Class I shares. The distribution assistance and continuing personal shareholder services to be rendered by dealers under the shareholder service agreements may include:

     - distributing sales literature;

     - answering routine customer inquiries concerning the fund;

     - assisting customers in changing dividend options, account designations and addresses, and in enrolling in any of several special investment plans offered in connection with the purchase of the Class I shares;

     - assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions;

     - investing dividends and any capital gains distributions automatically in Class I shares; and

     - providing such other information and services as the fund or the customer may reasonably request.

     Activities appropriate for financing under the Distribution Plan include:

     - printing of prospectuses and statements of additional information and reports for other than existing shareholders;

     - overhead;

     - preparation and distribution of advertising material and sales literature;

     - expenses of organizing and conducting sales seminars;

     - supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and

     - costs of administering the Distribution Plan.

     Payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who beneficially own Class I shares, in amounts of up to 0.25% of the average daily net assets of Class I Shares, are characterized as a service fee. Payments to dealers and other financial institutions in excess of such amount are characterized as an asset-based sales charge. Payments pursuant to the Distribution Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers Regulation, Inc.

     Under the Distribution Plan, financial institutions which have entered into service agreements and which sell Class I shares on an agency basis may receive payments from the fund. The distributor does not act as principal, but rather as agent for the fund, in making shareholder servicing payments to dealers and financial institutions under the Distribution Plan. These payments are an obligation of the fund on behalf of the Class I shares and not of the distributor.

     AIM Distributors has contractually agreed to waive a portion of the fee under the Distribution Plan and will be paid only 0.10% of the average daily net assets attributable to Class I shares held in AIM Summit Investors Plans I. In addition, the distributor may from time to time voluntarily waive or reduce any portion of its 12b-1 fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, the distributor will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions may not be terminated without the approval of the Board.

     The Distribution Plan does not obligate the fund to reimburse the distributor for its actual expenses incurred in fulfilling its obligations under the Distribution Plan. Thus, even if the distributor's actual expenses exceed the fee payable at any given time, the fund will not be obligated to pay more than that fee. If the distributor's expenses are less than the fee it receives, it will retain the full amount of the fee.

     Any change in the Distribution Plan that would increase materially the distribution expenses paid requires shareholder approval. Otherwise, it may be amended by the Board, by votes cast in person at a meeting called for the purpose of voting upon such amendment.

     The proposed Distribution Plan for the Class I shares is substantially the same as the distribution plan adopted for the Class II shares on December 8, 1998. Under the distribution plan for the Class II shares, payments in the amount of 0.30% of the average daily net assets of the fund attributable to the Class II shares are made to AIM Distributors to cover fees charged by dealers and financial institutions for services provided to their customers who own Class II shares and to cover costs incurred by AIM Distributors in selling Class II shares. During the fiscal year ended October 31, 1999, AIM Distributors received no payments under the distribution plan for Class II shares. The contractual waiver by AIM Distributors of payments otherwise due with respect to Class I shares is applicable only to Class I shares held in AIM Summit Investors Plans I.

WHAT PAYMENTS WILL BE MADE FROM FUND ASSETS UNDER THE DISTRIBUTION PLAN?

     In order to understand the payments that will be made under the Distribution Plan, it is important to remember that Class I shares of the fund were sold to the public primarily through AIM Summit Investor Plans I, and that Class II shares of the fund are sold to the public primarily through AIM Summit Investors Plans II. Almost all of the shares of the fund are held by State Street Bank and Trust Company which acts as the custodian under these plans (the custodian).

     The Distribution Plan provides that payments will be made to the distributor in an amount equal to 0.30% per annum of the average daily net assets of the fund attributable to the Class I shares. However, the distributor has agreed that the fund will only pay 0.10% per annum of the average daily net assets of the fund attributable to Class I shares held in AIM Summit Investors Plans I. The distributor has further agreed contractually that its waiver may not be revised or revoked without approval of the Class I shareholders. If the Distribution Plan is approved by shareholders, and the recapitalization described in Proposal 3 is not approved, the actual and pro forma annual expenses of the Class I shares as a percentage of average net assets for the fiscal year-ended October 31, 1999, would be as follows:

                                                               1999      1999
                                                              ACTUAL   PRO FORMA
                                                              ------   ---------
Annual fund operating expenses (as a percentage of average
  net assets)
  Management Fees...........................................   0.63%     0.63%
  12b-1 Fees................................................   0.00%     0.10%
  Other expenses (a)........................................   0.12%     0.12%
                                                               ----      ----
        Total Class I operating expenses....................   0.75%     0.85%
                                                               ====      ====

(a) Other expenses have been restated to reflect current agreements.

     Proposal 3 seeks approval of a plan of recapitalization pursuant to which the Class II shares of the fund would be reclassified as Class I shares. If Proposal 3 is approved by shareholders, and if the recapitalization is completed, the shares of the fund sold through AIM Summit Investors Plans II will become Class I shares, and any shares of the fund sold in the future through AIM Summit Investors Plans II would be Class I shares.

     AIM Summit Investors Plans I was closed to new investors on August 16, 1999. Future new sales of shares of the fund are expected to be made through AIM Summit Investors Plans II. If the recapitalization is completed, the fund would make payments under the Distribution Plan in an amount equal to 0.30% percent per annum of the average daily net assets of the fund attributable to shares held directly or in AIM Summit Investors Plans II. Because almost all of the shares of the fund now outstanding are Class I shares held in AIM Summit Investors Plans I, the fees paid under the proposed Distribution Plan will be significantly less than the 0.30% of the average daily net assets of the fund's shares if the recapitalization is completed. After the recapitalization, the amount paid under the Distribution Plan from the assets of the fund will increase over time as more shares are held directly or in AIM Summit Investors Plans II that are subject to the full 0.30% fee.

     Participants in AIM Summit Investors Plan I are required to pay a creation and sales charge to A I M Distributors, Inc. in connection with each monthly investment under the plan in an amount per month that varies from an average of $2.77 for a monthly investment of $50.00 to an average of $21.43 for a monthly investment of $6,000, if investments are made regularly for 15 years. The fund has been advised by A I M Distributors, Inc. that if the Distribution Plan is approved, it will waive the creation and sales charge for AIM Summit Investors Plans I participants for all investments made after the 12th investment.

WHAT FACTORS DID THE BOARD CONSIDER IN ADOPTING THE DISTRIBUTION PLAN?

     At the request of AIM, the Board discussed adoption of the proposed Distribution Plan at an in-person meeting held on February 3, 2000. The Board concluded that it is in the best interests of the fund and the Class I shareholders to adopt the Distribution Plan for the Class I shares. The Board reached its conclusion after careful consideration of the potential costs and benefits of the Distribution Plan to shareholders, the services to be provided to Class I shareholders under the shareholder servicing agreements contemplated by the Distribution Plan, whether the Distribution Plan could be expected to assist in the marketing of fund shares and increase the level of shareholder services and the advantages to the fund and its shareholders that might result from growth in the fund's assets, including economies of scale and reduced expense ratios. The Board believes that it has carefully and thoroughly examined the questions and alternatives. In recommending that you approve the proposed Distribution Plan, the directors, including the independent directors have considered what they believe to be in your best interests.

WHEN WILL PROPOSAL 2 BE IMPLEMENTED?

     If approved, the Distribution Plan will become effective on May 24, 2000 and unless terminated earlier in accordance with its terms, will continue in effect as long as such continuance is approved at least annually by the Board, including a majority of the disinterested directors.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 2?

          YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS UNANIMOUSLY
                 RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

 PROPOSAL 3:  APPROVAL OF A PLAN OF RECAPITALIZATION TO RECLASSIFY THE CLASS II
              SHARES OF THE FUND'S COMMON STOCK AS CLASS I SHARES

WHO VOTES ON THIS PROPOSAL?

     Proposal 3 applies only to holders of Class II shares of the fund.

WHAT AM I BEING ASKED TO APPROVE?

     The shares of the fund's common stock are currently divided into two classes, Class I and Class II. The Board has approved a Plan of Recapitalization for the fund that would reclassify the Class II shares of the fund's common stock as Class I shares (the recapitalization). If the Plan of Recapitalization is approved by the Class I and Class II shareholders, each Class II shareholder will receive a number of full and fractional Class I shares having an aggregate net asset value equal to the aggregate net asset value of the Class II shares held by the shareholder immediately prior to the recapitalization. The Fund's Charter will be amended to reclassify the Class II shares as Class I shares of the fund's common stock and the assets of the fund attributable to the Class II shares will be attributed to the Class I shares.

     A copy of the Plan of Recapitalization is in Appendix C. The fund will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP, to the effect that the recapitalization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay any Federal income taxes as a result of the recapitalization.

     The recapitalization will not have any effect on the business operations of the fund, or on its investment objective, policies or strategies (although the fund's investment objective and policies may be affected if other proposals described in this proxy statement are approved). The value of each Class I and Class II shareholder's account immediately after the recapitalization will be the same as the value of such shareholder's account immediately prior to the recapitalization. The recapitalization will not be completed if the Class I shareholders do not approve the distribution plan described in Proposal 2.

WHAT ARE THE REASONS FOR THE PROPOSED RECAPITALIZATION?

     The recapitalization is expected to reduce the expenses paid by the fund because it will no longer be necessary to pay the costs associated with administration, record keeping, accounting and registration under the securities laws of two separate classes of shares.

     As described in Proposal 2, the Board has adopted and Class I shareholders are being asked to approve a distribution plan for the Class I shares which will allow fees and expenses associated with the sale and distribution of Class I shares to be paid from the assets of the fund attributable to the Class I shares. There are no difference between the rights and preferences of the Class I and Class II shares and if Proposal 2 is adopted by shareholders, there will be no difference in the fees and expenses paid in respect of this Class I and Class II shares, although those Class I shares held in AIM Summit Investors Plans I are only subject to distribution fee of 0.10% of average daily net assets. Under those circumstances, the Board believes that combining the Class II shares with the Class I shares would be in the best interests of the fund and all of its shareholders.

WHAT WILL THE PROPOSED RECAPITALIZATION INVOLVE?

     To accomplish the recapitalization, the fund's Charter will be amended to reclassify the Class II shares of the fund as Class I shares. When the amendment becomes effective, the fund's transfer agent will establish for each Class II shareholder an account containing the number of the fund's Class I shares having the same aggregate net asset value as the aggregate net asset value of the Class II shares held by the shareholder immediately prior to the effective time. Such accounts will be identical in all respects to the accounts currently maintained by the transfer agent for each Class II shareholder. Certificates for Class II shares issued before the recapitalization, if any, will represent Class I shares after the recapitalization. However, the fund normally does not issue share certificates. At the time the shares are issued, the records of the fund will be adjusted to show the assets that are now attributed to the Class II shares as assets of the Class I shares. If the fund is not reorganized as a business trust as described in Proposal 4 below, the fund's Charter will be further amended to redesignate the Class I shares of the fund as shares of the fund's common stock.

WHAT ARE THE DIFFERENCES BETWEEN THE CLASS I AND CLASS II SHARES?

     The Class I and Class II shares of the fund have equal rights and privileges under the fund's Charter. Each share of a particular class is entitled to one vote, to participate equally in dividends and distributions declared by the Board with respect to the class, and upon liquidation or dissolution of the fund, to participate proportionately in the net assets of the fund allocable to such class remaining after satisfaction of the fund's outstanding liabilities allocable to such class. Shareholders of the fund do not have cumulative voting rights and there are no preemptive or conversion rights applicable to any of the fund's shares.

     Currently, the Class II shares are subject to a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act that provides for payments to AIM Distributors in an amount equal to 0.30% per annum of the average daily net assets of the fund attributable to the Class II shares to cover costs incurred in connection with distribution of the Class II shares and the provision of services to Class II shareholders by selected broker-dealers and financial institutions. If Proposal 2 is approved by shareholders, the Class I shares will become subject to a distribution plan that provides for similar payments to AIM Distributors, although the Class I shares sold pursuant to AIM Summit Investors Plans I will only be subject to a fee of 0.10% of assets.

     Class I shares are now sold primarily through AIM Summit Investors Plans I and Class II shares are sold only through AIM Summit Investors Plans II. If the recapitalization is approved, the prospectus for AIM Summit Investors Plans II will be revised to provide for the purchase of Class I shares. Certain of the charges and fees paid by participants in AIM Summit Investor Plans I will be waived or restructured as described in the discussion of Proposal 2. AIM Summit Investors Plans I and II will not otherwise be affected by the recapitalization.

WHEN WILL PROPOSAL 3 BE IMPLEMENTED?

     Assuming your approval of Proposal 3, the fund currently contemplates that the recapitalization will occur immediately before the closing of the reorganization described in Proposal 4 below. However, the recapitalization is not contingent upon approval or completion of the reorganization, and the recapitalization may be completed on another date if circumstances warrant. The recapitalization will not be completed if the distribution plan for the Class I shares described in Proposal 2 is not approved by shareholders.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 3?

          YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY
                 RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

 PROPOSAL 4:  APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION TO REORGANIZE
                     THE FUND AS A DELAWARE BUSINESS TRUST

WHO VOTES ON THIS PROPOSAL?

     Proposal 4 applies to all shareholders of the fund.

WHAT AM I BEING ASKED TO APPROVE?

     The fund currently is organized as a Maryland corporation. The Board has approved an Agreement and Plan of Reorganization (the plan), which provides for a transaction (the reorganization) to convert the fund to a series of shares of beneficial interest (a new fund) of a newly created open-end management investment company organized as a business trust (the trust) under the Delaware Business Trust Act. Under the plan, the fund will transfer all its assets to the new fund in exchange solely for voting shares of beneficial interest in the new fund and the new fund's assumption of all the fund's liabilities. A form of the plan relating to the proposed reorganization is in Appendix B. If Proposal 4 is not approved by the shareholders, the fund will continue to operate as a Maryland corporation.

     The reorganization is being proposed primarily to modernize the organizational documents under which the fund operates. AIM and the Board believe that a number of benefits will be available to the fund and its shareholders once these documents conform to those of other AIM funds. The operations of the new fund following the reorganization will be substantially similar to those of the fund, except that the new fund's advisory agreement will conform to the changes proposed in Proposal 5, to the extent Proposal 5 is approved, and the fundamental investment restrictions for the new fund will conform to the changes proposed in Proposal 6, to the extent that Proposal 6 is approved. Finally, as described below, the trust's Agreement and Declaration of Trust differs from the fund's Charter in certain respects that are expected to improve the fund's operations.

WHAT ARE THE REASONS FOR THE PROPOSED REORGANIZATION?

     The reorganization is being proposed because, as noted above, AIM and the Board believe that the Delaware business trust organizational form offers a number of advantages over the Maryland corporate organizational form. As a result of these advantages, the Delaware business trust organizational form has been increasingly used by mutual funds, including many AIM funds.

     The Delaware business trust organizational form offers greater flexibility than the Maryland corporate form. A Maryland corporation is governed by the detailed requirements imposed by Maryland corporate law and by the terms of its Charter. A Delaware business trust is subject to fewer statutory requirements. The trust will be governed primarily by the terms of an Agreement and Declaration of Trust (trust instrument). In particular, the trust will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. For example, under Maryland corporation law, amendments to the fund's Charter would typically require shareholder approval. Under Delaware law, unless the trust instrument of a Delaware business trust provides otherwise, amendments to it may be made without first obtaining shareholder approval. In addition, unlike Maryland corporation law, which restricts the delegation of a board of directors' functions, Delaware law permits the board of trustees of a Delaware business trust to delegate certain of its responsibilities. For example, the board of trustees of a Delaware business trust may delegate the responsibility of declaring dividends to duly empowered committees of the board or to appropriate officers. Finally, Delaware law permits the trustees to adapt a Delaware business trust to future contingencies. For example, the trustees may, without a shareholder vote, change a Delaware business trust's domicile or organizational form. In contrast, under Maryland corporation law, a company's board of directors would be required to obtain shareholder approval prior to changing domicile or organizational form.

     The reorganization will also have certain other effects on the fund, its shareholders and management, which are described below under the heading "How Will the Trust Compare to the Fund?"

WHAT WILL THE PROPOSED REORGANIZATION INVOLVE?

     To accomplish the reorganization, the trust has been formed as a Delaware business trust pursuant to its trust instrument, and a new fund has been established as a series of the trust. On the closing date, the fund will transfer all of its assets to the new fund in exchange solely for a number of full and fractional shares of the new fund equal to the number of full and fractional shares of common stock of the fund then outstanding and the new fund's assumption of the fund's liabilities. If the recapitalization described in Proposal 3 is not completed, the trust will designate two classes of shares of the new fund, and will issue to the fund a number of full and fractional Class I shares of the new fund equal to the full and fractional number of Class I shares of the fund then outstanding, and a full and fractional number of Class II shares of the new fund equal to the number of Class II shares of the fund then outstanding. Immediately thereafter, the fund will distribute those new fund shares to its shareholders in complete liquidation and will, as soon as practicable thereafter, be terminated. Upon completion of the reorganization, each shareholder of the fund will be the owner of full and fractional shares of the new fund equal in number and aggregate net asset value to the shares he or she held in the fund.

     The obligations of the fund and the trust under the plan are subject to various conditions stated therein. To provide against unforeseen events, the plan may be terminated or amended at any time prior to the closing of the reorganization by action of the Board, notwithstanding the approval of the plan by the shareholders of the fund. However, no amendments may be made that would materially adversely affect the interests of shareholders of the fund. The fund and the trust may at any time waive compliance with any condition contained in the plan, provided that the waiver does not materially adversely affect the interests of shareholders of the fund.

     The plan authorizes the fund to acquire one share of the new fund and, as the sole shareholder of the trust prior to the reorganization, to do each of the following:

     - Approve with respect to the new fund a new investment advisory agreement that will be substantially identical to that described in Proposal 5. Information on the new advisory agreement, including a description of the differences between it and the current advisory agreement, is set forth below under Proposal 5. A form of the new advisory agreement is in Appendix D. If Proposal 5 is not approved by shareholders, the trust will approve an investment advisory agreement for the new fund that is substantially identical to the fund's existing investment advisory agreement;

     - Assuming that Proposal 5 is approved by shareholders, approve with respect to the new fund a new administrative services agreement with AIM that will be substantially identical to the fund's existing administrative services agreement with AIM, except for the changes described in Proposal 5. If Proposal 5 is not approved by shareholders, the trust will approve an administrative services agreement with AIM that is substantially identical to the fund's existing administrative services agreement;

     - Approve with respect to the new fund a new distribution agreement with A I M Distributors, Inc. The proposed distribution agreements will provide for substantially the same distribution services as currently provided by A I M Distributors, Inc.;

     - Approve a new distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the new fund that will be substantially identical to the corresponding current fund's existing distribution plan for its Class II shares and proposed distribution plan for its Class I shares;

     - Assuming that the recapitalization described in Proposal 3 is completed, approve with respect to the new fund a custodian agreement with State Street Bank and Trust Company and a transfer agency and servicing agreement with A I M Fund Services, Inc., each of which currently provides such services to the fund. If the recapitalization described in Proposal 3 is not completed, the trust will approve a custodian agreement with State Street Bank and Trust Company and a transfer agency and servicing agreement with A I M Fund Services, Inc. for each class of the shares of the new fund in a form substantially identical to those current in effect for the fund;

     - Elect the directors of the fund as the trustees of the trust to serve without limit in time, except as they may resign or be removed by action of the trust's trustees or shareholders, and except as they retire in accordance with the trust's retirement policy for trustees. The trust's retirement policy for trustees is substantially identical to the company's retirement policy for directors;

     - Ratify the selection of KPMG LLP, the accountants for the fund, as the independent public accountants for the new fund; and

     - Approve such other agreements and plans as are necessary for the new fund's operation as a series of an open-end management investment company.

     The trust's transfer agent will establish for each shareholder an account containing the appropriate number of shares of the new fund. Such accounts will be identical in all respects to the accounts currently maintained by the fund's transfer agent for each shareholder of the fund. Shares held in the fund accounts will automatically be designated as shares of the new fund. Certificates for fund shares issued before the reorganization will represent shares of the new fund after the reorganization. The trust will not normally issue share certificates. Any account options or privileges on accounts of shareholders under the current fund will be replicated on the new fund accounts.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION?

     The fund and the trust will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the reorganization will constitute a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended. Accordingly, the fund, the new fund and the shareholders of the new fund will recognize no gain or loss for federal income tax purposes as a result of the reorganization. Shareholders of the fund should consult their tax advisers regarding the effect, if any, of the reorganization in light of their individual circumstances and as to state and local consequences, if any, of the reorganization.

WILL I HAVE APPRAISAL RIGHTS?

     Appraisal rights are not available to shareholders. However, shareholders retain the right to redeem their shares of the fund or the new fund, as the case may be, at any time before or after the reorganization.

HOW WILL THE TRUST COMPARE TO THE FUND?

  Structure of the Trust

     The trust has been established under the laws of the State of Delaware by the filing of a certificate of trust in the office of the Secretary of State of Delaware. The trust has established the new fund as a series of its shares of beneficial interest having identical designations as the fund's reclassified common stock. The new fund will have the same investment objective, policies and restrictions as the fund, except that the new fund's fundamental restrictions will conform to the changes proposed in Proposal 6 (assuming approval of the Proposal by the shareholders). If Proposal 6 is not approved by shareholders, the new fund will continue to be subject to the fund's existing fundamental restrictions, as applicable. The trust's fiscal year is the same as that of the fund. The trust will not have any operations prior to the reorganization. Initially, the fund will be the sole shareholder of the trust.

     As a Delaware business trust, the trust's operations are governed by its trust instrument and Bylaws and applicable Delaware law rather than by the fund's Charter and Amended and Restated Bylaws and applicable Maryland law. Certain differences between the two domiciles and organizational forms are summarized below. The operations of the trust will continue to be subject to the provisions of the 1940 Act and the rules and regulations thereunder.

  Trustees and Officers of the Trust

     Subject to the provisions of the trust instrument, the business of the trust will be managed by its trustees, who serve indefinite terms and who have all powers necessary or convenient to carry out their responsibilities. The responsibilities, powers, and fiduciary duties of the trustees are substantially the same as those of the directors of the fund.

     The trustees of the trust would be those persons elected at this meeting to serve as directors of the fund. Information concerning the nominees for election as directors of the fund, all of whom presently serve in such positions, is set above under Proposal 1. The current officers of the fund, as well as certain AIM personnel, have been elected to serve as officers of the trust and the current officers of the fund will perform the same functions on behalf of the trust following the reorganization that they now perform on behalf of the fund.

  Shares of the Trust

     The beneficial interests in the new fund will be represented by transferable shares, par value $0.001 per share. Shareholders do not have the right to demand or require the trust to issue share certificates, although the trust, in its sole discretion, may issue them. The trustees have the power under the trust instrument to establish new series and classes of shares; the fund's directors currently have a similar right. The trust instrument permits the trustees to issue an unlimited number of shares of each class and series. The fund is authorized to issue only the number of shares specified in the Charter and may issue additional shares only with Board approval and after payment of a fee to the State of Maryland on any additional shares authorized.

     The fund currently has two classes of shares: Class I and Class II. The trust has established for the new fund only a single class of its shares having the rights and preferences identical to those of Class I shares of the fund. If the recapitalization described in Proposal 3 is not approved by shareholders and completed, the trust will establish Class I and Class II shares of the new fund that will be issued to the fund for distribution to its Class I and Class II shareholders, respectively.

  Shareholder Meeting Requirements

     Maryland law provides that a special meeting of shareholders shall be called upon the written request of shareholders holding 25% of the fund's shares. The fund's Amended and Restated Bylaws allow a special meeting of shareholders to be called upon the written request of shareholders holding 10% of the fund's shares. The trust's Bylaws provide that a special meeting of shareholders for the purpose of voting on the removal of any trustee may be called by the holders of 10% or more of the outstanding shares of the trust.

     The trust, like the fund, will operate as an open-end management investment company registered with the Securities and Exchange Commission (SEC) under the 1940 Act. As permitted by SEC rules, the trust will adopt as its own the registration statement of the fund. Shareholders of the new fund therefore will have the power to vote at special meetings with respect to, among other things, changes in any fundamental investment objectives and the fundamental restrictions and policies of the new fund; approval of certain changes to investment advisory contracts and plans of distribution; and additional matters relating to the trust required by the 1940 Act.

  Shareholder Voting Rights

     Under Maryland law, shareholders of the company have the right to vote on the following matters: the substantive amendment or complete restatement of the company's Charter; generally, a consolidation, merger or share exchange involving the company or a transfer of the company's assets not in the ordinary course of business; and the voluntary or, in some cases, involuntary dissolution of the company.

     Shareholders of the trust will have only those voting rights that are explicitly set forth in the trust instrument. Under the trust instrument, shareholders of the trust have the right to vote on the following matters: the election or removal of trustees, provided that a meeting of shareholders has been called for that purpose; the termination of the trust or any fund or class, provided that a meeting of shareholders has been called for that purpose and unless there are fewer than 100 holders of record of the trust or such terminating fund or class; the sale of all or substantially all of the assets of the trust or any fund or class, unless the primary purpose of such sale is to change the trust's domicile or organizational form; under certain circumstances, the merger or consolidation of the trust or any fund or class with and into another company or with and into another fund or class of the trust; and the amendment of the section of the trust instrument that governs shareholders' voting rights.

  Removal of Directors and Trustees

     The fund's Charter permits removal of a director prior to the expiration of his or her term of office for cause, and not otherwise, by the affirmative vote of a majority of all votes entitled to be cast for the election of directors. Under the trust's trust instrument, a trustee may be removed by a written instrument, signed by at least two-thirds of the number of trustees prior to such removal, or by the affirmative vote of holders of two-thirds of the trust's outstanding shares at a special meeting called for that purpose.

  Shareholders' Rights of Inspection

     Maryland law provides generally that persons who have been shareholders of record for six months or more and who own of record at least 5% of the fund's outstanding shares of any class may inspect the fund's books of account and stock ledger. Under the trust's trust instrument and Bylaws, new fund shareholders who have held shares of record for at least six months and who hold at least 5% of the outstanding shares of the new fund are permitted, upon written request, to inspect a list of the shareholders of the fund.

  Shareholder Liability

     Maryland law provides that a shareholder is not obligated to the fund with respect to the stock held therein, except to the extent that (1) the subscription price or other agreed consideration for the stock has not been paid (subject to limited exceptions); (2) the shareholder knowingly accepted an illegal distribution; or (3) the shareholder is subject to any liability imposed by law upon the dissolution, voluntary or involuntary, of the fund.

     Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the trust instrument disclaims shareholder liability for acts or obligations of the trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the trust. The trust instrument provides for indemnification out of the property of the new fund for all losses and expenses of any shareholder of such new fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which the new fund would be unable to meet its obligations and the complaining party was held not to be bound by the liability disclaimer.

  Liability of Directors and Trustees

     Under its Charter, the fund limits the liability of and indemnifies its present and past directors and officers to the maximum extent permitted by Maryland law and the 1940 Act. Directors may be personally liable to the fund by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as directors. In the event of any litigation or other proceeding against a director or officer of the fund, Maryland law permits the fund to indemnify the director or officer for certain expenses and to advance money for such expenses unless (a) it is established that the act or omission of the director or officer was material to the matter giving rise to the proceeding and the act or omission was committed in bad faith or was the result of active and deliberate dishonesty; (b) the director or officer actually received an improper personal benefit in money, property or services; or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful.

     The trust instrument provides indemnification for current and former trustees, officers, employees and agents of the trust to the fullest extent permitted by Delaware law, the trust's Bylaws and other applicable law. Trustees of the trust may be personally liable to the trust and its shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as trustees.

  Amendment of Charter and Trust Instrument

     Under the fund's Charter and Maryland law, the Charter may be amended upon
(a) adoption by the Board of a resolution setting forth the proposed amendment and declaring that such amendment is advisable and (b) approval of such resolution by the holders of a majority of the fund's outstanding shares. The trust instrument may be amended by a majority of the trustees without any shareholder vote, except that the shareholders will have the right to vote on any amendment that affects their voting rights, that reduces the indemnification provided to shareholders or former shareholders, that is required to have shareholder approval by law or by the trust's registration statement, or that is submitted to the shareholders by the trustees.
                             ---------------------

     The foregoing is only a summary of certain differences between and among the fund's Charter and Amended and Restated Bylaws and Maryland law and the trust instrument and the trust's Bylaws and Delaware law. It is not a complete list of the differences. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the Charter and Amended and Restated Bylaws of the fund, and of the trust instrument and the trust's Bylaws are available to shareholders without charge upon written request to the fund or the trust.

WHEN WILL PROPOSAL 4 BE IMPLEMENTED?

     Assuming your approval of Proposal 4, the fund currently contemplates that the reorganization will close on May 24, 2000. However, the reorganization may close on another date if circumstances warrant.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 4?

          YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY
                 RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                         PROPOSAL 5:  APPROVAL OF A NEW
                         INVESTMENT ADVISORY AGREEMENT

WHO VOTES ON THIS PROPOSAL?

     Proposal 5 applies to all shareholders of the fund.

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve a new advisory agreement between AIM and the fund. The Board is asking you to vote on this new agreement because the fund may amend its advisory agreement only with shareholder approval. A form of the fund's proposed Master Investment Advisory Agreement is in Appendix D. The proposed advisory agreement amends the current advisory agreement primarily by:

     - omitting references to the provision of administrative services to the fund;

     - omitting certain expense limitations that are no longer applicable;

     - clarifying existing non-exclusivity provisions;

     - clarifying existing delegation provisions;

     - adding provisions regarding affiliated brokerage;

     - adding certain provisions to fully implement the funds' securities lending program; and

     - clarifying existing liability provisions.

     At a meeting held on February 3, 2000, the Board voted to recommend that you approve a proposal to adopt the new advisory agreement.

WHO IS THE FUND'S INVESTMENT ADVISOR?

     AIM became the investment advisor for the fund from the date of its inception. The current Master Investment Advisory Agreement was executed on February 28, 1997. The current Master Investment Advisory Agreement was last submitted to a vote of public shareholders on February 7, 1997 in connection with a merger between A I M Management Group Inc. and a subsidiary of INVESCO PLC. The Board, including a majority of the independent directors, last approved the current advisory agreement on May 11, 1999.

     AIM is a wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. The address of AIM and AIM Management is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM was organized in 1976, and, together with its subsidiaries, advises or manages approximately 120 investment portfolios encompassing a broad range of investment objectives. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YR, United Kingdom. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific region. A list of the principal executive officer and the directors of AIM is in Appendix E.

DO ANY OF THE COMPANY'S DIRECTORS OR EXECUTIVE OFFICERS HOLD POSITIONS WITH AIM?

     Charles T. Bauer, Robert H. Graham, Gary T. Crum, Carol F. Relihan, Melville B. Cox and Dana R. Sutton, all of whom are directors and/or executive officers of the company, also are directors and/or officers of AIM. Each of them also beneficially owns shares of AMVESCAP PLC and/or options to purchase shares of AMVESCAP PLC.

WHAT ARE THE TERMS OF THE CURRENT ADVISORY AGREEMENT?

     Under the terms of the current advisory agreement, AIM supervises all aspects of the fund's operations and provides investment advisory services to the fund. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the fund. AIM will not be liable to the fund or its shareholders except in the case of AIM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     The current advisory agreement provides that the fund will pay or cause to be paid all of their expenses not assumed by AIM, including without limitation:

     - brokerage commissions;

     - taxes;

     - legal, accounting, auditing or governmental fees;

     - the cost of preparing share certificates;

     - custodian, transfer and shareholder service agent costs;

     - expenses of issue, sale, redemption and repurchase of shares;

     - expenses of registering and qualifying shares for sale;

     - expenses relating to director and shareholder meetings;

     - the cost of preparing and distributing reports and notices to shareholders;

     - the fees and other expenses incurred by the fund in connection with membership in investment company organizations;

     - the cost of printing copies of prospectuses and statements of additional information distributed to the fund's shareholders.

     The current advisory agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (ii) the affirmative vote of a majority of independent directors by votes cast in person at a meeting called for such purpose. The current advisory agreement provides that the Board, a majority of the outstanding voting securities of the fund or AIM may terminate the agreement on 60 days' written notice without penalty. The agreement terminates automatically in the event of its assignment.

     As compensation for its services, AIM receives an annual fee, calculated daily and paid monthly, at the annual rate of 1.00% of the first $10 million of the fund's average daily net assets, 0.75% of the next $140 million of the fund's average daily net assets and 0.625% of the fund's average daily net assets in excess of $150 million. For the fiscal year ended October 31, 1999, AIM received a fee of $15,096,393 for advisory services. As of October 31, 1999 the total net assets of the fund were $2,624,615,009.

     AIM may from time to time waive or reduce its fee. AIM may rescind voluntary fee waivers or reductions at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee waivers or reductions prior to the end of each fiscal year. AIM has contractually agreed to reimburse the fund for expenses incurred for its Class II shares so that the total expenses of the Class II shares does not exceed 1.50% of average net assets. For the fiscal year ended October 31, 1999, there was no expense reimbursement. AIM may not alter those arrangements to the fund's detriment during the period stated in the agreement between AIM and the fund. AIM may not change provisions in the current advisory agreement imposing expense limitations without shareholder approval.

CAN AIM DELEGATE ANY OF ITS DUTIES UNDER THE ADVISORY AGREEMENT?

     The current advisory agreement provides that AIM may delegate to a sub-advisor certain of its obligations under the current advisory agreement. In accordance with this provision, AIM had entered into a sub-advisory agreement dated February 28, 1997 with Tradestreet Investment Associates, Inc. (the sub-advisor), pursuant to which the sub-advisor agreed to provide AIM with certain securities analyses and investment recommendations for the fund.

     Since the dates of the sub-advisory agreement, AIM has developed or acquired additional resources for and experience in conducting securities analyses. Accordingly, AIM determined that the services of the sub-advisor were no longer necessary to manage the fund and recommended that the Board not renew the sub-advisory agreement. At a meeting in person held on May 11, 1999, the Board, including a majority of the independent directors, chose not to renew the sub-advisory agreement. The Board considered the nature and quality of services rendered and to be rendered by AIM and AIM's qualifications regarding its provision of the services previously provided by the sub-advisor. The sub-advisory agreement, therefore, expired on June 30, 1999.

WHAT ADDITIONAL SERVICES ARE PROVIDED BY AIM AND ITS AFFILIATES?

     AIM and its affiliates also provide additional services to the fund. AIM provides or arranges for others to provide administrative services to the fund. A I M Distributors, Inc. serves as the principal underwriter for the fund and A I M Fund Services, Inc. serves as the transfer agent for the fund and provides services to fund shareholders and other services to the fund. These companies are wholly owned subsidiaries of AIM. Information concerning fees paid to AIM and its affiliates for these services is in Appendix F.

WHAT ADVISORY FEES DOES AIM CHARGE FOR SIMILAR FUNDS IT MANAGES?

     The advisory fee schedules for other funds advised by AIM with similar investment objectives as the fund are in Appendix G.

WHAT ARE THE TERMS OF THE PROPOSED ADVISORY AGREEMENT?

     The primary differences between the current advisory agreement and the proposed advisory agreement that the Board approved are:

     - To omit references to the provision of administrative services to the fund by AIM, because such services are covered by a separate administrative services agreement between AIM and the fund;

     - To omit certain expense limitations that are no longer applicable;

     - To clarify non-exclusivity provisions that are set forth in the current advisory agreement;

     - To clarify delegation provisions that are set forth in the current advisory agreement;

     - To add provisions regarding affiliated brokerage;

     - To add certain provisions to fully implement the fund's securities lending program; and

     - To the extent the fund operates with separate investment portfolios in the future, to clarify that one portfolio is not liable for another portfolio's obligations, and that AIM's liability to one portfolio does not automatically extend to another portfolio.

     Each of these changes is discussed more fully below. Except for these changes, the terms of the current advisory agreement and the proposed advisory agreement are substantially similar, except for the effective dates and the renewal dates. Although both the current and proposed advisory agreements state that AIM may provide advisory services to multiple designations of shares of the fund representing interests in separate investment portfolios, presently the fund operates as a single investment portfolio.

  Administrative Services

     The fund and AIM are parties to an Administrative Services Agreement dated February 28, 1997. The current advisory agreement states that AIM will provide certain administrative services to the fund at the Board's request. The Board has traditionally asked AIM to provide such services to the fund. AIM then provides such services pursuant to the Administrative Services Agreement.

     The Board proposes to separate the advisory services and the administrative services that AIM provides to the fund, so that the provision of administrative services is dealt with solely in an Administrative Services Agreement. As a result, the proposed advisory agreement omits all references to the Administrative Services Agreement. Since this omission will not change the administrative services that AIM provides to the fund or the compensation AIM receives for providing administrative services, the Board believes that this change is a matter of form rather than a substantive change in the relationship between AIM and the fund.

  Expense Limitations

     The current advisory agreement provides that advisory fees will be reduced in accordance with certain expense limitations set forth in securities regulations of the states in which the fund's shares are qualified for sale. States can no longer impose expense limitations because federal law has pre-empted these state regulations. Accordingly, the Board believes that this expense limitation provision should be omitted from the proposed advisory agreement.

  Non-Exclusivity Provisions

     The current advisory agreement provides that neither AIM nor the directors or officers of the fund owe an exclusive duty to the fund. The current advisory agreement expressly permits AIM to render investment advisory, administrative and other services to other entities (including investment companies). The current advisory agreement also expressly permits the directors and officers of the fund to serve as partners, officers, directors or trustees of other entities (including other investment advisory companies). The Board believes that the non-exclusivity provision in the current advisory agreement should be bifurcated into two separate provisions: one dealing with AIM and the other dealing with officers and directors of the fund.

     The non-exclusivity provisions of the proposed advisory agreement are substantially similar to the provision in the current advisory agreement. However, the proposed advisory agreement explicitly states that the fund recognizes that AIM's obligations to other clients may adversely affect the fund's ability to participate in certain investment opportunities. The proposed advisory agreement also explicitly states that AIM, in its sole discretion, shall be entitled to determine the allocation of investment opportunities among the AIM funds and other clients in accordance with a policy that AIM believes to be equitable.

  Delegation

     The proposed advisory agreement expands the extent to which AIM can delegate its rights, duties and obligations by expressly providing that AIM may delegate any or all of its rights, duties or obligations under the agreement to one or more sub-advisors. It also provides that AIM may replace sub-advisors from time to time in accordance with applicable federal securities laws and rules and regulations in effect or interpreted from time to time by the SEC or with exemptive orders or other similar relief. If, in accordance with the laws, rules, interpretations and exemptions, AIM is not required to seek shareholder approval of a substitution in sub-advisors, it may do so upon approval of the Board.

  Affiliated Brokerage

     Although AIM does not currently execute trades through brokers or dealers that are affiliated with AIM, the proposed advisory agreement includes a new provision that would permit such trades, subject to compliance with applicable federal securities laws.

  Securities Lending

     The proposed advisory agreement includes a new provision that discusses the services to be rendered by AIM if the fund engages in securities lending activities, as well as the compensation AIM may receive for such services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

     As compensation for such services provided by AIM in connection with securities lending activities of the fund, the fund shall pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the fund from such activities. AIM currently intends to waive such fees, and has agreed to seek Board approval prior to its receipt of all or a portion of such fees.

  Liability

     The proposed advisory agreement clarifies that no fund shall be liable for the obligations of another fund, and the liability of AIM to one fund shall not automatically render AIM liable to any other fund. This provision would affect the fund only if the Board creates additional investment portfolios in the future.

WHAT DID THE DIRECTORS CONSIDER IN APPROVING THE ADVISORY AGREEMENT?

     At the request of AIM, the Board discussed the approval of the proposed advisory agreement at a meeting in person held on February 3, 2000. The independent directors also discussed approval of the proposed advisory agreement with independent counsel at that meeting. In evaluating the proposed advisory agreement, the Board requested and received information from AIM to assist in its deliberations. The Board considered various matters in determining the reasonableness and fairness of the proposed changes in the current advisory agreement with respect to the fund. In doing so, the Board considered the fact that the changes (i) would not result in any changes in the persons providing investment advisory services to the fund; (ii) would not result in any changes to the types or level of services provided by AIM to the fund (other than to have AIM provide certain additional services if the fund engages in securities lending); (iii) would not result in any changes to the advisory fees payable by the fund (other than to permit AIM's receipt of fees in connection with securities lending); (iv) would clarify the terms under which AIM will provide investment advisory services to the fund; and (v) would omit outdated, or otherwise unnecessary, provisions from the new advisory agreement. After considering these matters, the Board concluded that it is in the best interests of the fund and its shareholders to approve the new advisory agreement.

     The Board reached its conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed advisory agreement, the independent directors have considered what they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent directors and paid for by the fund, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

WHEN WILL PROPOSAL 5 BE IMPLEMENTED?

     If approved, the new advisory agreement will become effective on May 24, 2000 and will expire, unless renewed, on or before June 30, 2001. If shareholders do not approve the proposed advisory agreement, the current advisory agreement will continue in effect.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 5?

          YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY
                 RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                  PROPOSALS 6(a) THROUGH 6(k):  CHANGES TO THE
                FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND

WHO VOTES ON THIS PROPOSAL?

     Proposals 6(a) through 6(k) apply to all shareholders of the fund.

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve changing the fund's investment restrictions. The Board is asking you to vote on these changes because the investment restrictions described below are fundamental and shareholders must approve any change.

     Pursuant to the 1940 Act, the fund has adopted fundamental restrictions covering certain types of investment practices, which may be changed only with shareholder approval. Restrictions that the fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Board without shareholder approval. In addition to investment restrictions, the fund operates pursuant to investment objectives and policies. These objectives and policies govern the investment activities of the fund and further limit its ability to invest in certain types of securities or engage in certain types of transactions.

     The Board is proposing that you approve changes to the fund's fundamental investment restrictions. The changes will conform these restrictions to a set of uniform model restrictions under which most AIM funds will operate. The Board approved the changes to your fund's fundamental investment restrictions at a meeting held on February 3, 2000. The current fundamental investment restrictions for the fund are in Appendix H.

WHAT ARE THE REASONS FOR THE PROPOSED CHANGES TO THE FUNDAMENTAL RESTRICTIONS?

     Several of the fund's current fundamental restrictions reflect regulatory, business or industry conditions, practices or requirements that are no longer applicable. For example, the National Securities Markets Improvement Act of 1996 (NSMIA) preempted state laws, under which the fund previously was regulated and which required the adoption of certain restrictions. In addition, other fundamental restrictions reflect federal regulatory requirements that remain in effect but are not required to be stated as fundamental, or in some cases even as non-fundamental, restrictions. Also, as new AIM funds have been created or acquired during recent years, substantially similar fundamental restrictions often have been phrased in slightly different ways, sometimes resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation.

     Accordingly, the Board has approved changes to certain of the fund's fundamental restrictions in order to simplify, modernize and make more uniform those restrictions that are required to be fundamental.

     The Board expects that you will benefit from these changes in a number of ways. The proposed uniform restrictions will provide the fund with as much investment flexibility as is possible under the 1940 Act. The Board believes that eliminating the disparities among the fundamental restrictions of the AIM funds will enhance management's ability to manage efficiently and effectively the funds' assets in changing regulatory and investment environments. In addition, by reducing to a minimum those restrictions that can be changed only by shareholder vote, the fund will be able to avoid the costs and delays associated with a shareholder meeting if the Board decides to make future changes to its investment policies.

WHAT ARE THE PROPOSED CHANGES TO THE FUNDAMENTAL RESTRICTIONS?

     Each proposed change to the fund's fundamental restrictions is described below. The proposed fundamental restrictions will provide the fund with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of operating under such interpretations or exemptions. Even though the fund will have this flexibility, if the proposed fundamental restrictions are approved, several new non-fundamental investment restrictions (which function as internal operating guidelines) will become effective. AIM must follow these non-fundamental investment restrictions in managing the funds. Of course, if circumstances change, the Board may change or eliminate any non-fundamental investment restriction in the future without shareholder approval.

     With respect to each fundamental or non-fundamental restriction, if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in the values of the fund's portfolio securities or the amount of its total assets will not be considered a violation of the restriction.

  PROPOSAL 6(a):  CHANGE TO FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION

WHO VOTES ON THIS PROPOSAL?

     Proposal 6(a) applies to all shareholders of the fund.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 6(a), a new fundamental restriction on issuer diversification would replace the current restrictions for the fund, as follows:

          "The fund is a 'diversified company' as defined in the 1940 Act. The fund will not purchase the securities of any issuer if, as a result, the fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the 1940 Act laws and interpretations) or except to the extent that the fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act laws and interpretations, the 1940 Act laws, interpretations and exemptions). In complying with this restriction, however, the fund may purchase securities of other investment companies to the extent permitted by the 1940 Act laws, interpretations and exemptions."

  Discussion:

     The proposed change to the fund's fundamental restrictions on issuer diversification would permit the fund to take advantage of the 1940 Act laws, interpretations and exemptions in effect from time to time relating to issuer diversification. The Board does not expect this change to have any material impact on the fund's current operations.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective:

     "In complying with the fundamental restriction regarding issuer diversification, the fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
     (ii) the fund would hold more than 10% of the outstanding voting securities of that issuer. The fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies and their series portfolios that have AIM as an investment advisor, subject to the terms and conditions of any exemptive orders issued by the SEC."

PROPOSAL 6(b):  CHANGE TO FUNDAMENTAL RESTRICTION ON BORROWING MONEY AND ISSUING
                               SENIOR SECURITIES

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 6(b), the existing fundamental restriction on issuing senior securities and borrowing money for the fund would be changed to read as follows:

     "The fund may not borrow money or issue senior securities, except as permitted by the 1940 Act laws, interpretations and exemptions."

  Discussion:

     The 1940 Act establishes limits on the ability of the fund to borrow money or issue "senior securities," a term that is defined, generally, to refer to obligations that have a priority over the fund's shares with respect to the distribution of its assets or the payment of dividends. Currently, the fundamental restriction for the fund is more limiting than required by the 1940 Act.

     The proposed changes would make the fund's restriction on borrowing money or issuing senior securities consistent and no more limiting than required by the 1940 Act. The Board believes that changing the fund's fundamental restriction in this manner will provide flexibility for future contingencies. However, the Board does not expect this change to have any material impact on the fund's current operations. The fundamental limitation that prohibits the fund from purchasing portfolio securities when borrowings from banks have not been repaid will be revised so that the fund may not purchase additional securities when borrowings from banks exceed 5% of the fund's total assets and continue as a non-fundamental policy.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for the fund:

     "In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The fund may borrow from banks, broker/dealers or other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an AIM fund). The fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The fund may not purchase additional securities when any borrowing from banks exceeds 5% of the fund's total assets."

               PROPOSAL 6(c):  CHANGE TO FUNDAMENTAL RESTRICTION
                           ON UNDERWRITING SECURITIES

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 6(c), the existing fundamental restriction on underwriting securities for the fund would be changed to read as follows:

     "The fund may not underwrite the securities of other issuers. This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the fund may be considered to be an underwriter under the Securities Act of 1933."

  Discussion:

     The proposed changes to this fundamental restriction would expand the types of transactions in which the fund may engage, even if it may be considered an underwriter, and would eliminate minor differences in the wording of the AIM funds' current restriction on underwriting securities.

               PROPOSAL 6(d):  CHANGE TO FUNDAMENTAL RESTRICTION
                           ON INDUSTRY CONCENTRATION

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 6(d), the existing fundamental restriction on industry concentration for the fund would be changed to read as follows:

     "The fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act laws, interpretations and exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security."

  Discussion:

     The proposed changes to the fund's fundamental restriction on concentration would clarify that for industry concentration purposes, the fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security. The proposed changes will also permit the fund to take advantage of laws, interpretations and exemptions in effect from time to time relating to concentration issues.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective:

     "In complying with the fundamental restriction regarding industry concentration, the fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry."

               PROPOSAL 6(e):  CHANGE TO FUNDAMENTAL RESTRICTION
ON PURCHASING OR SELLING REAL ESTATE AND ELIMINATION OF FUNDAMENTAL RESTRICTION
                                 ON INVESTMENTS
                    IN OIL, GAS OR OTHER MINERAL EXPLORATION
                            OR DEVELOPMENT PROGRAMS

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 6(e), the existing fundamental restriction on real estate investments for the fund would be changed to read as follows:

     "The fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein."

     In addition, upon the approval of Proposal 6(e), the fundamental restriction on investments in oil, gas or minerals for the fund would be eliminated.

  Discussion:

     The proposed changes to this fundamental restriction would clarify the types of real estate related securities that are permissible investments for the fund. In addition, the proposed restriction includes an exception that permits the fund to hold real estate acquired as a result of ownership of securities or other instruments.

     The fund is not required to have a fundamental restriction with respect to oil, gas or mineral investments. In order to maximize each fund's flexibility in this area, the Board believes that the fund's restriction on oil, gas and mineral investments should be eliminated. This restriction was imposed by state laws and NSMIA preempted state law requirements. Notwithstanding the elimination of this fundamental restriction, the fund does not expect to invest at the present time in oil, gas or other mineral exploration or development programs.

               PROPOSAL 6(f):  CHANGE TO FUNDAMENTAL RESTRICTION
ON PURCHASING OR SELLING COMMODITIES AND ELIMINATION OF FUNDAMENTAL RESTRICTION
                               ON PUTS AND CALLS

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 6(f), the existing fundamental restriction on investing in commodities for the fund would be changed to read as follows:

     "The fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities."

     In addition, upon the approval of Proposal 6(f), the fund's existing fundamental restriction with regard to investing in puts or purchasing calls would be eliminated.

  Discussion:

     The proposed changes to the fundamental restrictions are intended to ensure that the fund will have the maximum flexibility to enter into hedging and other transactions utilizing financial contracts and derivative products when doing so is permitted by the fund's other investment policies. Furthermore, the proposed restriction would allow the fund to respond to the rapid and continuing development of derivative products.

     Also, there is no legal requirement that the fund have a fundamental restriction with regard to investing in puts or calls. To maximize the fund's flexibility in this area, the Board believes that this restriction should be eliminated.

               PROPOSAL 6(g):  CHANGE TO FUNDAMENTAL RESTRICTION
                                ON MAKING LOANS

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 6(g), the existing fundamental restriction on making loans for the fund would be changed to read as follows:

     "The fund may not make personal loans or loans of its assets to persons who control or are under common control with the fund, except to the extent permitted by 1940 Act laws, interpretations and exemptions. This restriction does not prevent the fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests."

  Discussion:

     The proposed restriction more completely describes various types of debt instruments available in the financial markets that the fund may purchase that do not constitute the making of a loan and broadens the potential circumstances under which the funds could make loans.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective:

     "In complying with the fundamental restriction with regard to making loans, the fund may lend up to 33 1/3% of its total assets and may lend money to another AIM fund, on such terms and conditions as the SEC may require in an exemptive order."

                   PROPOSAL 6(h):  ELIMINATION OF FUNDAMENTAL
                       RESTRICTION ON MARGIN TRANSACTIONS

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 6(h), the existing fundamental restriction on engaging in margin transactions for the fund would be eliminated.

  Discussion:

     The fund is not required to have a fundamental restriction on margin transactions. In order to maximize the fund's flexibility in this area, the Board believes that the fund's fundamental restriction with regard to margin transactions should be deleted. Although the fund would have greater flexibility to engage in margin transactions, it has no present intention of doing so.

     If shareholders approve Proposal 6(h), the fund will not purchase any security on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by the fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin. The Board does not expect the elimination of the fundamental restriction regarding margin transactions to have any material impact on the fund's current operations.

             PROPOSAL 6(i):  ELIMINATION OF FUNDAMENTAL RESTRICTION
                          ON SHORT SALES OF SECURITIES

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 6(i), the existing fundamental restriction on short sales of securities for the fund would be eliminated.

  Discussion:

     The fund currently has a fundamental restriction with regard to selling securities short. The fundamental restriction allows short sales "against the box," which means that a fund contemporaneously owns or has the right to acquire at no additional cost securities identical to, or convertible into or exchangeable for, those securities sold short. However, the fundamental restriction does not permit short sales that are not against the box. The SEC considers short sales of securities by a fund that are not against the box to be "senior securities." As such, they would be covered under the fundamental restriction with regard to issuing senior securities that shareholders are being asked to vote on in Proposal 6(b). Therefore, the Board believes that the current fundamental restriction on short sales of securities that are not against the box is unnecessary and should be eliminated for the fund. The fund would retain the ability to engage in short sales against the box, provided that the fund may not deposit or pledge more than 10% of its total assets as collateral for such short sales at any one time. The Board does not expect the elimination of the fundamental restriction regarding short sales of securities to have any material impact on the fund's current operations.

  PROPOSAL 6(j):  ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING FOR THE
                               PURPOSE OF CONTROL

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 6(j), the existing fundamental restriction on investing for the purpose of control for the fund would be eliminated.

  Discussion:

     The Board proposes to eliminate this fundamental restriction, which prohibits the fund from investing in companies for the purpose of exercising control or management. Elimination of this restriction would clarify the fund's ability to exercise freely its rights as a shareholder of the companies in which it invests. The fund, however, does not currently intend to become involved in directing or administering the day-to-day operations of any company.

     AIM believes that it should be able to communicate freely the fund's views as a shareholder on important matters of policy to a company's management, its board of directors and its shareholders, when AIM or the Board believes that such action or policy may affect significantly the value of its investment. The activities that the fund might engage in, either individually or with others, include seeking changes in a company's direction, seeking the sale of a company or a portion of its assets, or participating in a takeover effort or in opposition to a takeover effort. AIM believes that the fund currently may engage in such activities without necessarily violating this fundamental restriction. Nevertheless, the existence of the investment restriction might give rise to a claim that such activities did in fact constitute investing for control or management.

PROPOSAL 6(k):  ELIMINATION OF FUNDAMENTAL RESTRICTION ON PURCHASING SECURITIES
         OF ISSUERS IN WHICH OFFICERS AND DIRECTORS OF THE FUND AND ITS
                           AFFILIATES OWN SECURITIES.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 6(k), the fund's existing fundamental restriction on purchasing securities of issuers in which officers and directors of the fund and its investment advisor own securities would be eliminated.

  Discussion:

     There is no legal requirement that the fund have this fundamental restriction. This restriction was imposed by state laws and NSMIA preempted state law requirements. Moreover, the Board and AIM do not believe this restriction provides any safeguards against conflicts of interest that are not covered under AIM's and the fund's Code of Ethics. Accordingly, the Board believes this restriction should be eliminated.

WHEN WILL PROPOSALS 6(A) THROUGH 6(K) BE IMPLEMENTED?

     If you approve each of the above proposals, the new fundamental investment restrictions will replace the fundamental investment restrictions for the fund. Accordingly, they will become the only fundamental investment restrictions under which the fund will operate. If approved, the above restrictions may not be changed without the approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act). The Board anticipates that these proposals, if approved, will be implemented on May 24, 2000.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSALS 6(a) THROUGH 6(k)?

          YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 6(a) THROUGH 6(k).

             PROPOSAL 7:  RATIFICATION OF SELECTION OF KPMG LLP AS
                            INDEPENDENT ACCOUNTANTS

WHO VOTES ON THIS PROPOSAL?

     Proposal 7 applies to all shareholders of the fund.

WHAT AM I BEING ASKED TO APPROVE?

     The Board has selected KPMG LLP as independent accountants for the fund for its fiscal year ending October 31, 2000. As the fund's independent accountants, KPMG LLP will examine and verify the accounts and securities of the fund and report on them to the Board and to the fund's shareholders. The Board's selection will be submitted for your ratification at the meeting.

WHY HAS THE BOARD SELECTED KPMG LLP AS THE INDEPENDENT ACCOUNTANTS?

     KPMG was selected primarily on the basis of its expertise as auditors of investment companies, its independence from AIM and its affiliates, the quality of its audit services, and the competitiveness of the fees charged for these services. KPMG LLP also serves as independent accountants for some of the other AIM funds.

WILL A REPRESENTATIVE FROM KPMG LLP BE AVAILABLE FOR QUESTIONS?

     The Board expects that a representative of KPMG LLP will be present at the meeting. The representative will have an opportunity to make a statement should he or she desire to do so and will be available to respond to shareholders' questions.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 7?

          YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY
                 RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                              GENERAL INFORMATION

WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

     Information about the executive officers of the fund is in Appendix I.

WHAT IS THE SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN HOLDERS?

     Information about the ownership of the fund's shares by the directors and the executive officers of the fund and by 5% holders of the fund is listed in Appendix J.

WHO ARE THE INVESTMENT ADVISOR, ADMINISTRATOR AND PRINCIPAL UNDERWRITER OF THE FUND?

     A I M Advisors, Inc., whose principal address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as the investment advisor and administrator for the fund.

     A I M Distributors, Inc., whose principal address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as the principal underwriter for the fund.

HAS THE FUND HIRED A PROXY SOLICITOR?

     The fund has engaged the services of Shareholder Communications Corporation
(SCC) to assist it in soliciting proxies for the meeting. The fund estimates
that the aggregate cost of SCC's services will be approximately $[     ]. The
fund will bear the cost of soliciting proxies. The fund expects to solicit proxies principally by mail, but either the fund or SCC may also solicit proxies by telephone, facsimile, the Internet or personal interview. The fund may also reimburse firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares of the fund.

HOW CAN I SUBMIT A PROPOSAL?

     As a general matter, the fund does not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of the fund, you should send such proposal to the fund at the address set forth on the first page of this proxy statement. To be considered for presentation at a shareholders' meeting, the fund must receive proposals a reasonable time before proxy materials are prepared relating to that meeting. Your proposal also must comply with applicable law.

                                 OTHER MATTERS

     The Board does not know of any matters to be presented at the meeting other than those set forth in this proxy statement. If any other business should come before the meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

                                   APPENDIX A

                               DISTRIBUTION PLAN
                                       OF
                             AIM SUMMIT FUND, INC.

SECTION 1. AIM Summit Fund (the "Fund") may act as a distributor of its Shares (the "Shares"), pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), according to the terms of this Distribution Plan (the "Distribution Plan").

SECTION 2. The Fund may incur, pursuant to the terms of this Distribution Plan, expenses at the rates of .30% per annum of the average daily net assets of Shares, subject to any applicable limitations imposed from time to time by applicable rules of the National Association of Securities Dealers, Inc.

SECTION 3. Amounts set forth in Section 2 may be used to finance any activity which is primarily intended to result in the sale of the Shares, including, but not limited to, expenses of organizing and conducting sales seminars, advertising programs, finders fees, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, overhead, supplemental payments to dealers and other institutions as asset-based sales charges. Amounts set forth in Section 2 may also be used to finance payments of service fees under a shareholder service arrangement to be established by A I M Distributors, Inc. ("Distributors") as the Fund's distributor in accordance with Section 4, and the costs of administering the Distribution Plan. To the extent that amounts paid hereunder are not used specifically to reimburse Distributors for any such expense, such amounts may be treated as compensation for Distributors' services. All amounts expended pursuant to the Distribution Plan shall be paid to Distributors and are the legal obligation of the Fund and not of Distributors. That portion of the amounts paid under the Distribution Plan that is not paid or advanced by Distributors to dealers or other institutions that provide personal continuing shareholder service as a service fee pursuant to Section 4 shall be deemed an asset-based sales charge. No provision of this Distribution Plan shall be interpreted to prohibit any payments by the Fund during periods when the Fund has suspended or otherwise limited sales.

SECTION 4.            (a) Amounts expended by the Fund under the Distribution
                          Plan shall be used in part for the implementation by Distributors of shareholder service arrangements with respect to the Shares, AIM Summit Investors Plans I and AIM Summit Investors Plans II (the "Plans"). The maximum service fee paid to any service provider shall be twenty-five one-hundredths of one percent (0.25%) per annum of the average daily net assets, attributable to the Shares beneficially owned by the customers of such service provider.

                      (b) Pursuant to this program, Distributors may enter into
                          agreements substantially in the form attached hereto as Exhibit A ("Service Agreements") with such broker-dealers ("Dealers") or other entities as may be selected from time to time by Distributors for the provision of personal shareholder services in connection with the Shares or Plans to the Dealers' clients and customers ("Customers") who may from time to time directly or beneficially own Shares. The personal continuing shareholder services to be rendered by Dealers under the Service Agreements may include, but shall not be limited to, the following:
                          (i) distributing sales literature; (ii) answering routine Customer inquiries concerning the Fund and the Shares; (iii) assisting Customers in changing dividend options, account designations and addresses and enrolling into any of several retirement plans offered; (iv) assisting in the establishment and maintenance of customer accounts and records, and in the processing of purchase and redemption transactions; (v) investing dividends and capital gains distributions automatically in Shares; and (vi) providing such other information and services as the Fund or the Customer may reasonably request.

SECTION 5. Any amendment to this Plan that requires the approval of the holders of the Shares pursuant to Rule 12b-1 under the 1940 Act shall become effective as to the Shares upon the approval of such amendment by a "majority of the outstanding voting securities" (as defined in the 1940
                      Act) of the Fund, provided that the Board of Directors of the Fund has approved such amendment in accordance with the provisions of Section 6 of this Distribution Plan.

SECTION 6. This Distribution Plan, any amendment to this Distribution Plan and any agreements related to this Distribution Plan shall become effective immediately upon the receipt by the Fund of both (a) the affirmative vote of a majority of the Board of Directors of the Fund, and (b) the affirmative vote of a majority of those directors of the Fund who are not "interested persons" of the Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of this Distribution Plan or any agreements related to it (the "Disinterested Directors"), cast in person at a meeting called for the purpose of voting on this Distribution Plan or such agreements. Notwithstanding the foregoing, no such amendment that requires the approval of the shareholders of the Shares shall become effective as to the Shares until such amendment has been approved by the shareholders of the Shares in accordance with the provisions of Section 5 of this Distribution Plan.

SECTION 7. Unless sooner terminated pursuant to Section 9, this Distribution Plan shall continue in effect until May 3, 2001, and thereafter shall continue in effect so long as such continuance is specifically approved, at least annually, in the manner provided for approval of this Distribution Plan in Section 6.

SECTION 8. Distributors shall provide to the Fund's Board of Directors and the Board of Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

SECTION 9. This Distribution Plan may be terminated at any time by vote of a majority of the Disinterested Directors, or by vote of a majority of the outstanding voting securities of the Shares. If this Distribution Plan is terminated, the obligation of the Fund to make payments pursuant to this Distribution Plan will also cease and the Fund will not be required to make any payments beyond the termination date even with respect to expenses incurred prior to the termination date.

SECTION 10. Any agreement related to this Distribution Plan shall be made in writing, and shall provide:

                      (a) that such agreement may be terminated at any time,
                          without payment of any penalty, by vote of a majority of the Disinterested Directors or by a vote of the outstanding voting securities of the Fund attributable to the

                          Shares, on not more than sixty (60) days' written notice to any other party to the agreement; and

                      (b) that such agreement shall terminate automatically in
                          the event of its assignment.

SECTION 11. This Distribution Plan may not be amended to increase materially the amount of distribution expenses provided for in Section 2 hereof unless such amendment is approved in the manner provided in Section 5 hereof, and no material amendment to the Distribution Plan shall be made unless approved in the manner provided for in Section 6 hereof.

                                         AIM SUMMIT FUND, INC.

Attest: -------------------------------  By: ----------------------------------
       Assistant Secretary                   President

Effective as of                ,

                                   APPENDIX B

                             AIM SUMMIT FUND, INC.
                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), dated as of December 7, 1999, is entered into by and between AIM Summit Fund, Inc., a Maryland corporation (the "Company"), and AIM Summit Fund, a Delaware business trust (the "Trust"), acting on its own behalf and on behalf of its series portfolio AIM Summit Fund.

                                   BACKGROUND

     The Company is organized as a management investment company and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Company currently publicly offers shares of its common stock through AIM Summit Investors Plans I and AIM Summit Investors Plans II, each a unit investment trust.

     The Company desires to change its form and place of organization by reorganizing as the Trust. In anticipation of such reorganization (the "Reorganization"), the Board of Trustees of the Trust has designated shares of beneficial interest in the Trust as an investment portfolio called AIM Summit Fund (the "Portfolio").

     The Reorganization will occur through the transfer of all of the assets of the Company to the Portfolio. In consideration of its receipt of these assets, the Portfolio will assume all of the liabilities of the Company, and the Trust will issue to the Company shares of beneficial interest in the Portfolio (the "Portfolio Shares"). The Company will then distribute the Portfolio Shares it has received to its shareholders.

     The Board of Directors of the Company has designated two classes of shares of the common stock of the Company: Class I shares and Class II shares. At the meeting of the Company's shareholders convened to consider the transactions contemplated by this Agreement, the shareholders will be asked to approve a Plan of Recapitalization pursuant to which the Company's Class II shares will be reclassified as Class I shares of the Company's common stock (the "Recapitalization"). If approved by shareholders, the Plan of Recapitalization will be effected prior to the Reorganization contemplated by this Agreement.

     The Reorganization is subject to, and shall be effected in accordance with, the terms of this Agreement. This Agreement is intended to be and is adopted by the Company and by the Trust, on its own behalf and on behalf of the Portfolio, as a Plan of Reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1. DEFINITIONS.

Any capitalized terms used herein and not otherwise defined shall have the meanings set forth in the preamble or background to this Agreement. In addition, the following terms shall have the following meanings:

     1.1 "Assets" shall mean all assets including, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on the Company's books, and other property owned by the Company at the Effective Time.

     1.2 "Closing" shall mean the consummation of the transfer of assets, assumption of liabilities and issuance of shares described in Sections 2.1, 2.2 and 2.3 of this Agreement, together with the related acts necessary to consummate the Reorganization, to occur on the date set forth in Section 3.1.

     1.3  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.4 "Company Share Class" shall mean each of the Class I and Class II shares of the common stock of the Company, if any such classes of Company Shares exist at the Effective Time.

     1.5 "Company Shares" shall mean the shares of the Company outstanding immediately prior to the Reorganization.

     1.6  "Effective Time" shall have the meaning set forth in Section 3.1.

     1.7 "Liabilities" shall mean all liabilities of the Company including, without limitation, all debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.

     1.8 "Portfolio" shall mean the AIM Summit Fund series of shares of beneficial interest of the Trust

     1.9 "Portfolio Share Class" shall mean each class of shares representing an interest in the Portfolio, one of which shall correspond to one of the Company Share Classes. The Trust will designate Portfolio Share Classes only if Company Share Classes exist at the Effective Time.

     1.10 "Portfolio Shares" shall mean those shares of beneficial interest in the Portfolio, issued by the Trust to the Company in consideration of the Portfolio's receipt of the Company's Assets.

     1.11 "Recapitalization" shall mean the reclassification of the Class II shares of the Company as Class I shares of the Company's common stock pursuant to a Plan of Recapitalization adopted by the Board of Directors of the Company and approved by the holders of the Class II shares.

     1.12  "Registration Statement" shall have the meaning set forth in Section
5.4

     1.13 "RIC" shall mean a regulated investment company under Subchapter M of the Code.

     1.14  "SEC" shall mean the Securities and Exchange Commission.

     1.15 "Shareholder(s)" shall mean the Company's shareholder(s) of record, determined as of the Effective Time.

     1.16  "Shareholders' Meeting" shall have the meaning set forth in Section
5.1.

     1.17  "Transfer Agent" shall have the meaning set forth in Section 2.2

     1.18  "1940 Act" shall mean the Investment Company Act of 1940, as amended.

2. PLAN OF REORGANIZATION.

     2.1 In the event the Recapitalization is approved by the Class II shareholders at the Shareholders' Meeting, the Reorganization shall be consummated as follows. The Company shall assign, sell convey, transfer and deliver all of the Assets to the Trust on behalf of the Portfolio. The Trust, on behalf of the Portfolio, in exchange therefor:

          (a) shall issue and deliver to the Company the number of full and fractional (rounded to the third decimal place) Portfolio Shares equal to the number of full and fractional Company Shares; and

          (b) shall assume all of the Company 's Liabilities.

Such transactions shall take place at the Closing.

     2.2 In the event that the Recapitalization is not approved by shareholders at the Shareholders meeting, the Reorganization will be consummated as follows:

          (a) The Trust shall designate the Portfolio Share Classes.

          (b) The Company shall assign, sell, convey and deliver all of the Assets to the Trust on behalf of the Portfolio. Those Assets attributed to the Company's Class I shares shall be attributed to the Portfolio's Class I shares and the Assets attributed to the Company's Class II shares shall be attributed to the Portfolio's Class II shares.

          (c) The Trust, on behalf of the Portfolio, in exchange therefor:

             (i) shall issue and deliver to the Company the number of full and fractional (rounded to the third decimal place) Portfolio Shares of each Portfolio Share Class equal to the number of full and fractional Company Shares for each corresponding Company Share Class; and

             (ii) shall assume all of the Company's Liabilities; all of the Liabilities attributed to the Company's Class I shares will be attributed to the Portfolio's Class I shares and all of the Liabilities attributable to the Company's Class II shares shall be attributed to the Portfolio's Class II shares.

Such transactions shall take place at the Closing.

     2.3 At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the Portfolio Shares issued pursuant to paragraph 5.2 shall be redeemed by the Trust for $1.00 and (b) the Company shall distribute the Portfolio Shares received by it pursuant to paragraph 2.1 or 2.2 to the Company's Shareholders in exchange for such Shareholders' Company Shares. Such distribution shall be accomplished through opening accounts, by the transfer agent for the Trust (the "Transfer Agent"), on the Trust's share transfer books in the Shareholders' names and transferring Portfolio Shares to such accounts. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Portfolio Shares (of each Portfolio Share Class if Company Share Classes exist at the Effective Time) due that Shareholder. All outstanding Company Shares, including those represented by certificates, shall simultaneously be canceled on the Company's share transfer books. The Trust shall not issue certificates representing the Portfolio Shares in connection with the Reorganization. However, certificates representing Company Shares shall represent Portfolio Shares after the Reorganization.

     2.4 As soon as reasonably practicable after distribution of the Portfolio Shares pursuant to paragraph 2.3, the Company shall dissolve its existence as corporation under Maryland law.

     2.5 Any transfer taxes payable on issuance of Portfolio Shares in a name other than that of the registered holder of the Company Shares exchanged therefor shall be paid by the person to whom such Portfolio Shares are to be issued, as a condition of such transfer.

     2.6 Any reporting responsibility of the Company to a public authority is, and shall remain its responsibility up to and including the date on which it is terminated.

3. CLOSING.

     3.1 The Closing shall occur at the principal office of the Company on May 24, 2000, or on such other date and at such other place upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Company's and the Trust's close of business on the date of the Closing or at such other time as the parties may agree (the "Effective Time").

     3.2 The Company shall deliver to the Trust at the Closing a schedule of its Assets as of the Effective Time, which shall set forth all portfolio securities included therein, their adjusted tax basis and holding period by lot. The Company shall cause its custodian to deliver at the Closing a certificate of an authorized officer of the custodian stating that (a) the Assets held by the custodian will be transferred to the Portfolio at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     3.3 The Company shall deliver to the Trust at the Closing a list of the names and addresses of its Shareholders and the number of outstanding Company Shares owned by each Shareholder, all as of the Effective Time, certified by the Company's Secretary or Assistant Secretary. The Trust shall cause the Transfer Agent to deliver at the Closing a certificate as to the opening on the Trust's transfer books of accounts in the Shareholders' names. The Trust shall issue and deliver a confirmation to the Company evidencing the Portfolio Shares to be credited to the Company at the Effective Time or provide evidence satisfactory to the Company that such shares have been credited to the Company's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     3.4 The Company and the Trust shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES.

     4.1  The Company represents and warrants as follows:

          (a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, and its Charter is on file with the Maryland Department of Assessments and Taxation;

          (b) The Company is duly registered as an open-end series management investment company under the 1940 Act, and such registration is in full force and effect;

          (c) At the Closing, the Company will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer, and deliver its Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, the Portfolio will acquire good and marketable title to the Assets;

          (d) The Portfolio Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

          (e) The Company qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year (and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing); the Company has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and the Company has made all distributions for each such past taxable year that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed for any such year;

          (f) There is no plan or intention of the Shareholders who individually own 5% or more of any Company Shares and, to the best of the Company's knowledge, there is no plan or intention of the remaining Shareholders to redeem or otherwise dispose of any Portfolio Shares to be received by them in the Reorganization. The Company does not anticipate dispositions of those shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of redemptions of shares of the Company as a series of an open-end investment company. Consequently, the Company expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be less than one percent (1%) of the shares of the Company outstanding as of the Effective Time;

          (g) The Liabilities were incurred by the Company in the ordinary course of its business and are associated with the Assets;

          (h) The Company is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;

          (i) As of the Effective Time, the Company will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Company Shares except for the right of investors to acquire its shares at net asset value in the normal course of its business as an open-end diversified management investment company operating under the 1940 Act;

          (j) At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by the Company's shareholders; and

          (k) Throughout the five-year period ending on the date of the Closing, the Company will have conducted its historic business within the meaning of
     Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner;

          (l) The fair market value of the Assets of the Company transferred to the Portfolio will equal or exceed the sum of the Liabilities assumed by the Portfolio plus the amount of Liabilities, if any, to which the transferred Assets are subject.

     4.2 The Trust represents and warrants, on its own behalf and on behalf of the Portfolio, to the Company as follows:

          (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware;

          (b) At the Effective Time, the Trust will succeed to the Company's registration statement filed under the 1940 Act with the SEC and thus will become duly registered as an open-end management investment company under the 1940 Act;

          (c) At the Effective Time, the Portfolio will be a duly established and designated series of the Trust and any Portfolio Share Classes existing at the Effective Time will have been duly established and designated classes of Portfolio Shares.

          (d) The Portfolio has not commenced operations and nor will it commence operations until after the Closing;

          (e) Prior to the Effective Time, there will be no issued and outstanding shares of the Portfolio or any other securities issued by the Trust on behalf of the Portfolio, except as provided in paragraph 5.2;

          (f) No consideration other than Portfolio Shares (and the Portfolio's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

          (g) The Portfolio Shares to be issued and delivered to the Company hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of the Trust, fully paid and non-assessable;

          (h) The Portfolio will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

          (i) The Trust, on behalf of the Portfolio, has no plan or intention to issue additional Portfolio Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Trust, on behalf of the Portfolio, have any plan or intention to redeem or otherwise reacquire any Portfolio Shares issued pursuant to the Reorganization, other than in the ordinary course of its business or to the extent necessary to comply with its legal obligation under section 22(e) of the 1940 Act;

          (j) The Portfolio will actively continue the Company's business in substantially the same manner that the Company conducted that business immediately before the Reorganization; and the Portfolio has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of its business each dispositions necessary to maintain its qualification as a RIC, although in the ordinary course of its business the Portfolio will continuously review its investment portfolio (as the Company did before the Reorganization) to determine whether to retain or dispose of particular stocks or securities, including those included in the Assets;

          (k) There is no plan or intention for the Portfolio to be dissolved or merged into another corporation or business trust or "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization; and

     4.3 Each of the Company and the Trust, on its own behalf and on behalf of the Portfolio, as appropriate, represents and warrants as follows:

          (a) The fair market value of the Portfolio Shares received by each Shareholder will be approximately equal to the fair market value of the Company Shares surrendered in exchange therefor;

          (b) Immediately following consummation of the Reorganization, the Shareholders will own all the shares of the Portfolio and will own such shares solely by reason of their ownership of the Company Shares immediately before the Reorganization;

          (c) The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

          (d) There is no intercompany indebtedness between the Company and the Portfolio that was issued or acquired, or will be settled, at a discount; and

          (e) Immediately following consummation of the Reorganization, the Portfolio will hold the same assets, except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization, and be subject to the same liabilities that the Company held or was subject to immediately prior to the Reorganization. Assets used to pay expenses, all redemptions and distributions (other than regular, normal dividends) made by the Company after the date of this Agreement will, in the aggregate, constitute less than one percent (1%) of its net assets.

5. COVENANTS.

     5.1 As soon as practicable after the date of this Agreement, the Company shall call a meeting of its shareholders (the "Shareholders Meeting") to consider and act on this Agreement. The Board of Directors of the Company shall recommend that shareholders approve this Agreement and the transactions contemplated by this Agreement. Approval by shareholders of this Agreement will authorize the Company, and the Company hereby agrees, to vote on the matters referred to in paragraphs 5.2 and 5.3.

     5.2 The Trust's trustees shall authorize the issuance of, and the Trust shall issue, prior to the Closing, one Portfolio Share (in each Portfolio Share Class if so designated) to the Company in consideration of the payment of $1.00 per share for the purpose of enabling the Company to elect the Company's directors as the Trust's trustees (to serve without limit in time, except as they may resign or be removed by action of the Trust's trustees or shareholders), to ratify the selection of the Trust's independent accountants, and to vote on the matters referred to in paragraph 5.3;

     5.3 Immediately prior to the Closing, the Trust (on its own behalf and with respect to the Portfolio or each Portfolio Share Class, as appropriate) shall enter into a Master Investment Advisory Agreement, a Master Sub-Advisory Agreement, a Master Administrative Services Agreement, Master Distribution Agreements, a Custodian Agreement and a Transfer Agency and Servicing Agreement; shall adopt plans of distribution pursuant to Rule 12b-1 of the 1940 Act, a multiple class plan pursuant to Rule 18f-3 of the 1940 Act and shall enter into or adopt, as appropriate, such other agreements and plans as are necessary for the Portfolio's operation as a series of an open-end investment company. Each such agreement and plan shall have been approved by the Trust's trustees and, to the extent required by law, by such of those trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and by the Company as the sole shareholder of the Portfolio.

     5.4 The Company or the Trust, as appropriate, shall file with the SEC one or more post-effective amendments to the Company's Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the 1940 Act, as amended (the "Registration Statement"), (i) which contain such amendments to such Registration Statement as are determined by the Company to be necessary and appropriate to effect the Reorganization and (ii) pursuant to which the Trust adopts such Registration Statement, as so amended, as its own, and shall use its best efforts to have such post-effective amendment or amendments to the Registration Statement become effective as of the Closing.

6. CONDITIONS PRECEDENT.

     The obligations of the Company and the Trust, on its own behalf and on behalf of the Portfolio, will be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective
Time:

     6.1 The shareholders of the Company shall have approved this Agreement and the transactions contemplated by this Agreement in accordance with applicable law.

     6.2 All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either the Company or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain such consults, orders, and permits would not involve a risk of a material adverse effect on the assets or properties of either the Company or the Portfolio, provided that either the Company or the Trust may for itself waive any of such conditions;

     6.3 Each of the Company and the Trust shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP as to the federal income tax consequences mentioned below. In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters of representation that the Company and the Trust shall use their best efforts to deliver to such counsel) and the certificates delivered pursuant to paragraph 3.4. Such opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

          (a) The Reorganization will constitute a reorganization within the meaning of section 368(a) of the Code, and the Company and the Portfolio will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

          (b) No gain or loss will be recognized to the Company on the transfer of the Assets to the Portfolio in exchange solely for Portfolio Shares and the

     Portfolio 's assumption of the Liabilities or on the subsequent distribution of Portfolio Shares to the Shareholders, in constructive exchange for their Company Shares, in liquidation of the Company;

          (c) No gain or loss will be recognized to the Portfolio on its receipt of the Assets in exchange for Portfolio Shares and its assumption of the Liabilities;

          (d) The Portfolio's basis for the Assets will be the same as the basis thereof in the Company's hands immediately before the Reorganization, and the Portfolio's holding period for the Assets will include the Company's holding period therefor;

          (e) A Shareholder will recognize no gain or loss on the constructive exchange of Company Shares solely for Portfolio Shares pursuant to the Reorganization; and

          (f) A Shareholder's basis for the shares of the Portfolio to be received in the Reorganization will be the same as the basis for the Company Shares to be constructively surrendered in exchange for such Portfolio Shares, and a Shareholder's holding period for such Portfolio Shares will include its holding period for the Company Shares constructively surrendered, provided that the Portfolio Shares are held as capital assets by the Shareholder at the Effective Time.

     6.4 No stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated).

     At any time prior to the Closing, any of the foregoing conditions (except those set forth in paragraph 6.1) may be waived by the directors/trustees of either the Company or the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the Company's shareholders.

7. EXPENSES.

     Except as otherwise provided in subparagraph 4.3(c), all expenses incurred in connection with the transactions contemplated by this Agreement (regardless of whether they are consummated) will be borne by the parties as they mutually agree.

8. ENTIRE AGREEMENT.

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties.

9. AMENDMENT.

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding its approval by the Company's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

10. TERMINATION.

     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by the Company's shareholders:

     10.1 By either the Company or the Trust (a) in the event of the other party's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before July 31, 1999; or

     10.2  By the parties' mutual agreement.

     Except as otherwise provided in Section 7, in the event of termination under paragraphs 10.1(c) or 10.2, there shall be no liability for damages on the part of either the Company or the Trust or Portfolio to the other.

11. MISCELLANEOUS.

     11.1 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     11.2 Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3 The execution and delivery of this Agreement have been authorized by the Trust's trustees, and this Agreement has been executed and delivered by authorized officers of the Trust acting as such; neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them or any shareholder of the Trust personally, but shall bind only the assets and property of the Company, as provided in the Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

Attest:                                 AIM SUMMIT FUND, INC.

/s/ NANCY L. MARTIN                     By:    /s/ ROBERT H. GRAHAM
---------------------------------       ------------------------------------
                                        Title: President
                                               -----------------------------

Attest:                                 AIM SUMMIT FUND

/s/ NANCY L. MARTIN                     By:    /s/ ROBERT H. GRAHAM
---------------------------------       ------------------------------------
                                        Title: President
                                               -----------------------------

                                   APPENDIX C

                            PLAN OF RECAPITALIZATION
                                      FOR
                             AIM SUMMIT FUND, INC.

     This Plan of Recapitalization provides for the reclassification of the Class II shares of the common stock of AIM Summit Fund, Inc. (the "Fund") into Class I shares of the Fund's common stock.

     WHEREAS, the Fund is a Maryland corporation and a registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Charter of the Fund divides the shares of its common stock into two classes, Class I shares and Class II shares;

     WHEREAS, the Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its shareholders to recapitalize the Fund by reclassifying the Class II shares of the Fund's common stock as Class I shares pursuant to an amendment to the Charter of the Fund, all in the manner described below.

     NOW, THEREFORE, the Class II shares of the Fund shall be reclassified as Class I shares of the Fund on the following terms and conditions.

     1. Plan of Recapitalization

          (a) Change and Reclassification of Shares. At the Effective Time described in Section 3 below all of the issued and outstanding Class II shares of the Fund shall be changed into and become Class I shares of the Fund based upon their respective net asset values, and thereafter shall have the attributes of Class I shares of the Fund. All issued and outstanding Class II shares shall thereafter be deemed to have been redeemed and become authorized but unissued Class II shares. Immediately following the foregoing actions and events, all authorized but unissued Class II shares of the Fund shall be reclassified as authorized but unissued Class I shares of the Fund and the name of the Class I shares shall be changed to "Common Stock." The stock transfer books for the Class II shares of the Fund will be permanently closed at the Effective Time and only requests for the redemption of shares of Class II shares of the Fund received in proper form prior to the close of trading on the New York Stock Exchange on the date of the Effective Time shall be accepted. Thereafter, redemption requests received by the Fund for its Class II shares shall be deemed to be redemption requests for the Class I shares into which such Class II shares were reclassified under this Plan of Recapitalization.

          (b) Attribution of Assets and Liabilities. At the Effective Time described in Section 3 below, the proportionate undivided interest in the net assets of the Fund attributable to its Class II shares shall become a part of the proportionate undivided interest in the net assets of the Fund attributable to its Class I shares, and the expenses, costs, charges and reserves allocated to the Class II shares of the Fund immediately prior to the Effective Time shall become expenses, costs, charges and reserves of Class I shares of the Fund. The Fund shall instruct its custodian to reflect in the custodian's records the attribution of the assets of Class II shares in the manner described above.

          (c) Shareholder Accounts. At the Effective Time described in Section 3 below, each shareholder of record of Class II shares of the Fund will receive that number of Class I shares of the Fund having an aggregate net asset value equal to the aggregate net asset value of the Class II shares of the Fund held by such shareholder immediately prior to the Effective Time. The Fund will establish an open account on its records in the name of each Class II shareholder to which will be credited the respective number of Class I shares of the Fund due such shareholder. Fractional Class II shares will be carried to the third decimal place. Certificates representing Class I shares will not be issued. The net asset value of the Class I and Class II shares will be determined at the Effective Time in accordance with the policies and procedures of the Fund.

     2. Amendment to Charter. The Fund shall effect the recapitalization by amending its Charter to provide for the change of its issued and outstanding Class II shares into Class I shares based upon their respective net asset values, to provide for the reclassification of the authorized but unissued Class II shares as Class I shares, to provide for the change of the name of the Class I shares to "Common Stock," and to make such other provision as the officers of the Corporation shall deem appropriate in connection with the foregoing, after consultation with counsel.

     3. Effective Time of the Reorganization. The recapitalization of the Fund contemplated by this Plan of Recapitalization shall occur on May 24, 2000 at 5:00 p.m. Eastern Time, or such later date and time as the officers of the Fund shall determine (the "Effective Time").

     4. Approval of Shareholders. A meeting of the holders of the shareholders of the Fund shares shall be duly called and constituted for the purpose of acting upon this Plan of Recapitalization and the transactions contemplated herein, including approval of the amendment to the Charter of the Fund described above. Approval by such shareholders of this Plan of Recapitalization shall authorize the Fund to take the actions required to effect the Plan of Recapitalization.

     5. Conditions Precedent. The Fund will consummate the Plan of Recapitalization only after satisfaction of each of the following conditions:

          (a) The amendment to the Charter of the Fund described in paragraph 2 shall have been filed with the Maryland Department of Assessments and Taxation specifying the Effective Time as the effective date thereof.

          (b) All consents, approvals, permits and authorizations required to be obtained from governmental authorities, including the Securities and Exchange Commission and state securities commissions, to permit the parties to carry out the transactions contemplated by this Plan of Recapitalization shall have been received.

          (c) This Plan of Recapitalization, the amendment to the Charter and related corporate matters shall have been approved by the shareholders of the Fund at a special meeting by the affirmative vote of a majority of the total number of votes entitled to be cast.

          (d) The assets of the Class II shares to be transferred to the Class I shares shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by the Fund for the Class II shares immediately prior to the reclassification. For purposes of this paragraph 5(d), assets used by the Fund to pay the expenses it incurs in connection with this Plan of Recapitalization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the 1940 Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of the Fund's business as a series of an open-end management investment company) after the date of this Plan of Recapitalization shall be included as assets of the Fund held for the Class II shares immediately prior to the reclassification.

          (e) The dividend or dividends described in the last sentence of paragraph 6(a) shall have been declared.

          (f) The Fund shall have received an opinion of Ballard Spahr Andrews & Ingersoll, LLP ("BSA&I") to the effect that consummation of the transactions contemplated by this Plan of Recapitalization will constitute a "reorganization" within the meanings of Section 368(a) of the Internal Revenue Code (the "Code"), and that the Class II shareholders of the Fund will recognize no gain or loss to the extent that they receive Class I shares of the Fund in exchange for their Class II shares in accordance with this Plan of Recapitalization. In rendering such opinion, BSA&I may request and rely upon representations contained in certificates of officers of the Fund and others, and the officers of the Fund shall use their best efforts to make available such truthful certificates.

          (g) The Fund shall have received an opinion of BSA&I, dated as of the Effective Time, addressed to and in form and substance satisfactory to the Fund, to the effect that this Plan of Recapitalization has been duly authorized and approved by all requisite action of the Fund and the holders of the shares of the Fund.

     At any time prior to the Effective Time, any of the foregoing conditions may be waived by the Fund if, in the judgment of its Board of Directors, such waiver will not have a material adverse effect on the benefits intended under this Plan of Recapitalization for the Class II shareholders.

     6. Fund Tax Matters.

          (a) The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. The Fund has qualified as such for each taxable year since inception that has ended prior to the Effective Time and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. The Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it and the Company has made all distributions for each such past taxable year that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed for any year.

          (b) The Fund has timely filed all returns required to be filed by it and all taxes with respect thereto have been paid. No deficiencies for any taxes have been proposed, assessed or asserted in writing by any taxing authority against the Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a material adverse effect on the condition, financial or otherwise, property, assets or prospects of the Fund.

          (c) The fiscal year of the Fund has not been changed for tax purposes since the date on which it commenced operations.

     7. Termination. The Fund may terminate this Plan of Recapitalization with the approval of its Board of Directors at any time prior to the Effective Time, notwithstanding approval thereof by the Fund's shareholders if, in the judgment of the Board, proceeding with the Plan of Recapitalization would be inadvisable.

     8. Further Assurances. The Fund shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

     9. Expenses. The Class I shares and the Class II shares shall each bear any expenses it incurs in connection with this Plan of Recapitalization and the transactions contemplated hereby.

     This Plan of Recapitalization was approved and adopted by the Board of Directors of the Fund on the 3rd day of February, 2000.

                                   APPENDIX D

                             AIM SUMMIT FUND, INC.
                  FORM OF MASTER INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made this           day of           ,           , by and
between AIM Summit Fund, Inc., a Maryland corporation (the "Company") and AIM Advisors, Inc., a Delaware corporation (the "Advisor").

                                    RECITALS

     WHEREAS, the Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

     WHEREAS, as of the date of this Agreement, the shares of the Company represent an interest in a single portfolio of investment securities (hereafter referred to as the "Existing Fund");

     WHEREAS, the Board of Directors of the Company has the authority under its charter to classify and reclassify its authorized and unissued shares and to set, among other things, the preferences, conversion or other rights, voting powers, and restrictions of the shares it has classified, thereby creating additional classes of shares representing interests in additional portfolios of investment securities (such portfolios, together with the Existing Fund, are hereafter collectively referred to as the "Funds" and individually as a "Fund");

     WHEREAS, the Company and the Advisor desire to enter into an agreement to provide for investment advisory services to the Existing Fund and to any other Fund shown from time to time on Schedule A hereto, as such Schedule is amended from time to time, upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Board of Directors. The Advisor shall give the Company and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

     2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

          (a) supervise all aspects of the operations of the Funds;

          (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

          (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Board of Directors;

          (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Directors; and

          (e) take, on behalf of the Company and the Funds, all actions which appear to the Company and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

     3. Securities Lending Duties and Fees. The Advisor agrees to provide the following services in connection with the securities lending activities of each
Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the "Agent") in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the Board of Directors; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Directors with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

     As compensation for such services provided by the Advisor in connection with securities lending activities of each Fund, a lending Fund shall pay the Advisor a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities.

     4. Delegation of Responsibilities. The Advisor is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Directors and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

     5. Independent Contractors. The Advisor and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company in any way or otherwise be deemed to be an agent of the Company.

     6. Control by Board of Directors. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Directors.

     7. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

          (b) the provisions of the registration statement of the Company, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

          (c) the provisions of the Charter, as the same may be amended from time to time;

          (d) the provisions of the by-laws of the Company, as the same may be amended from time to time; and

          (e) any other applicable provisions of state, federal or foreign law.

     8. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates.

          (a) The Advisor's primary consideration in effecting a security transaction will be to obtain the best execution.

          (b) In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

          (c) Subject to such policies as the Board of Directors may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Company, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Directors indicating the brokers to whom such allocations have been made and the basis therefor.

          (d) With respect to one or more Funds, to the extent the Advisor does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

          (e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Advisor may select brokers or dealers with which it or the Funds are affiliated.

     9. Compensation. The compensation that each Fund shall pay the Advisor is set forth in Appendix B attached hereto.

     10. Expenses of the Funds. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to directors and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Company on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     11. Services to Other Companies or Accounts. The Company understands that the Advisor now acts, will continue to act and may act in the future as investment manager or advisor to fiduciary and other managed accounts, and as investment manager or advisor to other investment companies, including any offshore entities, or accounts, and the Company has no objection to the Advisor so acting, provided that whenever the Company and one or more other investment companies or accounts managed or advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Company recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Funds.

     12. Non-Exclusivity. The Company understands that the persons employed by the Advisor to assist in the performance of the Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Company further understands and agrees that officers or directors of the Advisor may serve as officers or directors of the Company, and that officers or directors of the Company may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

     13. Effective Date, Term and Approval. This Agreement shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. If so approved, this Agreement shall thereafter continue in force and effect until June 30, 2001, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

          (a) (i) by the Board of Directors or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

          (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
     Act) of a party to this Agreement (other than as Company directors), by votes cast in person at a meeting specifically called for such purpose.

     14. Termination. This Agreement may be terminated as to the Company or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

     15. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

     16. Liability of Advisor and Fund. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Company or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of the Advisor to one Fund shall not automatically impart liability on the part of the Advisor to any other Fund. No Fund shall be liable for the obligations of any other Fund.

     17. Liability of Shareholders. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Company individually but are binding only upon the assets and property of the Company and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

     18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Company and that of the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

     20. License Agreement. The Company shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Company with respect to such series of shares.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.


                                         AIM SUMMIT FUND, INC.
                                         (a Maryland corporation)
Attest:
                                         By:
---------------------------------------
Assistant Secretary                      --------------------------------------
                                             President
(SEAL)
Attest:                                  A I M ADVISORS, INC.
---------------------------------------  By:
Assistant Secretary
                                         --------------------------------------
(SEAL)                                       President

                                   APPENDIX A

                           FUNDS AND EFFECTIVE DATES

                                                      EFFECTIVE DATE OF
NAME OF FUND                                          ADVISORY AGREEMENT
------------                                          ------------------
AIM Summit Fund, Inc.                                    May 24, 2000

                                   APPENDIX B

                          COMPENSATION TO THE ADVISOR

     The Company shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                             AIM SUMMIT FUND, INC.

     NET ASSETS              ANNUAL RATE
     ----------              -----------
First $10 million....           1.00 %
Over $10 million up
  to and including
  $150 million.......           0.75 %
Over $150 million....           0.625%

                                   APPENDIX E

                  PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF
                              A I M ADVISORS, INC.

     The following table provides information with respect to the principal executive officer and the directors of A I M Advisors, Inc., all of whose business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

NAME AND ADDRESS   POSITION WITH AIM                 PRINCIPAL OCCUPATION
----------------   -----------------                 --------------------
Charles T. Bauer   Director and Chairman             See director table under
                                                     Proposal 1
Gary T. Crum       Director and Senior Vice          See Appendix I
                   President
Robert H. Graham   Director and President            See director table under
                                                     Proposal 1
Dawn M. Hawley     Director, Senior Vice President   Senior Vice President, Chief
                   and Treasurer                     Financial Officer and
                                                     Treasurer, A I M Management
                                                     Group Inc.; and Vice President
                                                     and Treasurer for A I M Capital
                                                     Management, Inc., A I M
                                                     Distributors, Inc., A I M Fund
                                                     Services, Inc. and Fund
                                                     Management Company.
Carol F. Relihan   Director, Senior Vice             See Appendix I
                   President, General Counsel and
                   Secretary

                                   APPENDIX F

           FEES PAID TO AIM AND AFFILIATES IN MOST RECENT FISCAL YEAR

     The following chart sets forth the fees paid during the fiscal period or year ended October 31, 1999 by the fund to A I M Advisors, Inc. ("AIM") for administrative services and to affiliates of AIM. The administrative and other services currently provided by AIM and its affiliates will continue to be provided after the investment advisory contract with AIM is approved.

                                            AIM
                                      (ADMINISTRATIVE          A I M            A I M FUND
                                         SERVICES)      DISTRIBUTORS, INC.*   SERVICES, INC.
                                      ---------------   -------------------   --------------
AIM SUMMIT FUND, INC................     $114,068               $ 0                $ 0

 * Net amount received from Rule 12b-1 fees. Excludes amounts reallowed to brokers, dealers, agents and other service providers.

                                   APPENDIX G

                   ADVISORY FEE SCHEDULES FOR OTHER AIM FUNDS

     The following table provides information with respect to the annual advisory fee rates paid to AIM by certain funds that have the same investment objective as AIM Summit Fund, Inc.

                                                                                             FEE WAIVERS,
                                         ANNUAL RATE              TOTAL NET ASSETS FOR    EXPENSE CAPS AND/OR
                                      (BASED ON AVERAGE             THE MOST RECENTLY           EXPENSE
NAME OF FUND                          DAILY NET ASSETS)           COMPLETED FISCAL YEAR     REIMBURSEMENTS
------------                          -----------------           ---------------------   -------------------
AIM Aggressive Growth Fund..  0.80% of the first $150 million;       $    2,840,171,882
                              0.625% of the excess over $150
                              million
AIM Capital Development
 Fund.......................  0.75% of the first $350 million;       $    1,084,854,198
                              0.625% of the excess over $350
                              million
AIM Constellation Fund......  1.00% of the first $30 million;        $   15,288,481,794
                              0.75% over $30 million up to $150
                              million; 0.625% of the excess over
                              $150 million
AIM Dent Demographic Trends
 Fund.......................  0.85% of the first $2 billion;         $      392,908,501
                              0.80% of the excess over $2
                              billion
AIM Large Cap Growth Fund...  0.75% of the first $1 billion;         $       13,869,426
                              0.70% over $1 billion up to $2
                              billion; 0.625% of the excess over
                              $2 billion
AIM Mid Cap Growth Fund.....  0.80% of the first $1 billion;                       N/A*
                              0.75% of the excess over $1
                              billion
AIM Weingarten Fund.........  1.00% of the first $30 million;        $    9,600,690,471
                              0.75% over $30 million up to $350
                              million; 0.625% of the excess over
                              $350 million
AIM Asian Growth Fund.......  0.95% of the first $500 million;       $       42,497,099
                              0.90% of the excess over $500
                              million
AIM European Development
 Fund.......................  0.95% of the first $500 million;       $      178,160,567
                              0.90% of the excess over $500
                              million
AIM Global Aggressive Growth
 Fund.......................  0.90% of the first $1 billion;         $    1,795,495,057
                              0.85% of the excess over $1
                              billion

* AIM Mid Cap Growth Fund commenced operations on November 1, 1999.

                                                                                             FEE WAIVERS,
                                         ANNUAL RATE              TOTAL NET ASSETS FOR    EXPENSE CAPS AND/OR
                                      (BASED ON AVERAGE             THE MOST RECENTLY           EXPENSE
NAME OF FUND                          DAILY NET ASSETS)           COMPLETED FISCAL YEAR     REIMBURSEMENTS
------------                          -----------------           ---------------------   -------------------
AIM Global Growth Fund......  0.85% of the first $1 billion;            $   845,251,073
                              0.80% of the excess over $1
                              billion
AIM International Equity
 Fund.......................  0.95% of the first $1 billion;            $ 3,063,733,110
                              0.90% of the excess over $1
                              billion
AIM Select Growth Fund......  0.80% of the first $150 million;          $ 1,079,458,334
                              0.625% of the excess over $150
                              million
AIM V.I. Aggressive Growth
 Fund.......................  0.80% of first $150 million;              $    17,325,844
                              0.625% of the excess over $150
                              million
AIM V.I. Capital
 Appreciation Fund..........  0.65% of first $250 million; 0.60%        $ 1,131,217,460
                              of the excess over $250 million
AIM V.I. Capital Development
 Fund.......................  0.75% of first $350 million;              $    11,034,931
                              0.625% of the excess over $350
                              million
AIM V.I. Dent Demographic
 Trends Fund................  0.85% of first $2 billion; 0.80%          $       999,599
                              of the excess over $2 billion
AIM V.I. Growth Fund........  0.65% of first $250 million; 0.60%        $   704,095,680
                              of the excess over $250 million
AIM V.I. International
 Equity Fund................  0.75% of first $250 million; 0.70%        $   454,059,551
                              of excess over $250 million
AIM V.I. Telecommunications
 Fund.......................  1.00%                                     $   108,427,764

AIM Large Cap Opportunities
 Fund.......................  Base fee of 1.50%; maximum annual                   N/A**
                              performance adjustment of +/-
                              1.00%
AIM Mid Cap Opportunities
 Fund.......................  Base fee of 1.00%; maximum annual         $     4,789,875
                              adjustment of +/- 1.00%
AIM Small Cap Opportunities
 Fund.......................  Base fee of 1.00%; maximum annual         $   365,491,330
                              adjustment of +/-0.75%
AIM Basic Value Fund........  First $500 million 0.475%; Next           $   136,276,615
                              $500 million 0.45%; Next $500
                              million 0.425%; excess over 0.40%

** AIM Large Cap Opportunities Fund commenced operations on December 30, 1999.

                                                                                             FEE WAIVERS,
                                         ANNUAL RATE              TOTAL NET ASSETS FOR    EXPENSE CAPS AND/OR
                                      (BASED ON AVERAGE             THE MOST RECENTLY           EXPENSE
NAME OF FUND                          DAILY NET ASSETS)           COMPLETED FISCAL YEAR     REIMBURSEMENTS
------------                          -----------------           ---------------------   -------------------
AIM Euroland Growth Fund....  First $500 million 0.975%; Next        $   541,308,192
                              $500 million 0.95%; Next $500
                              million 0.925%; excess over 0.90%
AIM Japan Growth Fund.......  First $500 million 0.975%; Next        $   304,533,247
                              $500 million 0.95%; Next $500
                              million 0.925%; excess over 0.90%
AIM Mid Cap Equity Fund.....  First $500 million 0.725%; Next        $   333,668,281
                              $500 million 0.70%; Next $500
                              million 0.675%; excess over 0.65%
AIM New Pacific Growth
 Fund.......................  First $500 million 0.975%; Next        $   139,121,407
                              $500 million 0.95%; Next $500
                              million 0.925%; excess over 0.90%
AIM Small Cap Growth Fund...  First $500 million 0.475%; Next        $   716,060,823
                              $500 million 0.45%; Next $500
                              million 0.425%; excess over 0.40%
AIM Global Consumer Products
 and Services Fund..........  First $500 million 0.725%; Next        $   184,973,907
                              $500 million 0.70%; Next $500
                              million 0.675%; excess over 0.65%
AIM Global Financial
 Services Fund..............  First $500 million 0.725%; Next        $    81,913,285
                              $500 million 0.70%; Next $500
                              million 0.675%; excess over 0.65%
AIM Global Health Care
 Fund.......................  First $500 million 0.975%; Next        $   462,669,291
                              $500 million 0.95%; Next $500
                              million 0.925%; excess over 0.90%
AIM Global Infrastructure
 Fund.......................  First $500 million 0.725%; Next        $    45,124,457
                              $500 million 0.70%; Next $500
                              million 0.675%; excess over 0.65%
AIM Global Resources Fund...  First $500 million 0.725%; Next        $    35,998,488
                              $500 million 0.70%; Next $500
                              million 0.675%; excess over 0.65%

                                                                                             FEE WAIVERS,
                                         ANNUAL RATE              TOTAL NET ASSETS FOR    EXPENSE CAPS AND/OR
                                      (BASED ON AVERAGE             THE MOST RECENTLY           EXPENSE
NAME OF FUND                          DAILY NET ASSETS)           COMPLETED FISCAL YEAR     REIMBURSEMENTS
------------                          -----------------           ---------------------   -------------------
AIM Global
 Telecommunications and
 Technology Fund............  First $500 million 0.975%; Next        $    1,935,476,632
                              $500 million 0.95%; Next $500
                              million 0.925%; excess over 0.90%
AIM Latin American Growth
 Fund.......................  First $500 million 0.975%; Next        $       88,788,170
                              $500 million 0.95%; Next $500
                              million 0.925%; excess over 0.90%
AIM Global Trends Fund......  First $500 million 0.975%; Next        $       51,201,676
                              $500 million 0.95%; Next $500
                              million 0.925%; excess over 0.90%

                                   APPENDIX H

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

     AIM Summit Fund, Inc. may not purchase a security if as a result of that purchase:

          (1) More than 25% of the value of the fund's total assets would be invested in the securities of issuers primarily engaged in the same industry, except that this restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities;

          (2) More than 5% of the value of the fund's total assets would be invested in the securities of a single issuer, except that this restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, or repurchase agreements pertaining to such securities, and except that the fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order; or

          (3) The fund would own more than 10% of the outstanding voting securities of any issuer or more than 10% of any class of securities of an issuer, with the debt and preferred stock of an issuer each considered to be a separate single class for this purpose, except that the fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

     Also the fund will not:

          (4) Purchase or hold securities of any issuer if the fund has knowledge that the officers and directors of the fund and its investment advisor collectively own beneficially more than 5% of the outstanding securities of such issuer. (Individual holdings of less than 1/2 of 1% will not be counted for the purpose of this restriction.)

          (5) Borrow money or issue senior securities, except that the fund may borrow from banks for temporary or emergency purposes in amounts up to 10% of the value of its total assets at the time of borrowing. (This provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests if they should occur and is not for leverage purposes. Any borrowings by the fund will be repaid prior to the purchase of additional portfolio securities.)

          (6) Underwrite securities issued by any other person.

          (7) Invest in real estate or purchase oil, gas or mineral interests, except that this restriction does not apply to marketable securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein, or to securities issued by companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals.

          (8) Buy or sell commodities or commodity futures contracts.

          (9) Make loans of money or securities other than (a) through the purchase of securities in accordance with the fund's investment program, and (b) by entering into repurchase agreements; provided that the fund may lend its portfolio securities so long as the value of securities loaned by it does not exceed an amount equal to 33 1/3% of the fund's total assets.

          (10) Purchase securities on margin, except to the extent necessary for the clearance of its securities transactions.

          (11) Make short sales of securities or maintain a short position in securities unless at all times when a short position is open, the fund owns at least an equal amount of such securities or owns securities convertible into or exchangeable for at last an equal amount of such securities, and unless not more than 10% of the fund's total assets (taken at current value) is held as collateral for such short sales at any one time.

          (12) Invest in companies for the purpose of exercising control or management except that the fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

          (13) Purchase or sell puts or purchase calls.

                                   APPENDIX I

                  EXECUTIVE OFFICERS OF AIM SUMMIT FUND, INC.

     The following table provides information with respect to the executive officers of the fund. Each executive officer is elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of the fund is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

NAME, AGE AND POSITION                                     PRINCIPAL OCCUPATION(S)
WITH THE FUND                       OFFICER SINCE            DURING PAST 5 YEARS
----------------------              -------------          -----------------------
Charles T. Bauer (81),            May 2, 1992          See director table under
Chairman                                               Proposal 1

Robert H. Graham (53),            January 1, 1994      See director table under
President                                              Proposal 1

Gary T. Crum (52),                September 11, 1993   Director and President, A I M
Senior Vice President                                  Capital Management, Inc.;
                                                       Director and Executive Vice
                                                       President, A I M Management
                                                       Group Inc.; Director and Senior
                                                       Vice President A I M Advisors,
                                                       Inc.; and Director, A I M
                                                       Distributors, Inc. and AMVESCAP
                                                       PLC.

Carol F. Relihan (45),            August 4, 1994       Director, Senior Vice President,
Senior Vice President                                  General Counsel and Secretary,
Secretary                                              A I M Advisors, Inc.; Senior
                                                       Vice President, General Counsel
                                                       and Secretary, A I M Management
                                                       Group Inc.; Director, Vice
                                                       President and General Counsel,
                                                       Fund Management Company; Vice
                                                       President and General Counsel,
                                                       A I M Fund Services, Inc; and
                                                       Vice President, A I M Capital
                                                       Management, Inc. and A I M
                                                       Distributors, Inc.

Melville B. Cox (56),             March 5, 1992        Vice President and Chief
Vice President                                         Compliance Officer, A I M
                                                       Advisors, Inc., A I M Capital
                                                       Management, Inc., A I M
                                                       Distributors, Inc., A I M Fund
                                                       Services, Inc. and Fund
                                                       Management Company

Dana R. Sutton (41), Vice         September 11, 1993   Vice President and Fund
President                                              Controller, A I M Advisors,
Treasurer                                              Inc.; and Assistant Vice
                                                       President and Assistant
                                                       Treasurer, Fund Management
                                                       Company.

Edgar M. Larsen (59),             March 12, 1999       Vice President, A I M Capital
Vice President                                         Management, Inc.

                                   APPENDIX J

              SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information regarding the ownership of the shares of common stock of the fund by the directors and executive officers of the fund. No information is given if a director or officer held no shares of any or all classes of the fund as of February 18, 2000.

                                                              SHARES OWNED   PERCENT
NAME OF DIRECTOR/OFFICER                       FUND (CLASS)   BENEFICIALLY   OF CLASS
------------------------                       ------------   ------------   --------
Charles T. Bauer.............................
Bruce L. Crockett............................
Owen Daly II.................................
Edward K. Dunn Jr. ..........................
Jack M. Fields...............................
Carl Frischling..............................
Robert H. Graham.............................
Prema Mathai-Davis...........................
Lewis F. Pennock.............................
Louis S. Sklar...............................
Gary T. Crum.................................
Carol F. Relihan.............................
Melville B. Cox..............................
Dana R. Sutton...............................
Edgar M. Larsen..............................
All Directors and Officers as a Group........

* Less than 1% of the outstanding shares of the class.

SECURITY OWNERSHIP OF CERTAIN RECORD OWNERS

     To the best knowledge of the fund, the names and addresses of the holders of 5% or more of the outstanding shares of each class of the fund as of February 18, 2000, and the amount of the outstanding shares owned of record or beneficially by such holders, are set forth below.

                                                                                                 PERCENT OF
                          NAME AND                                PERCENT OF                        CLASS
                           ADDRESS                                CLASS OWNED   SHARES OWNED        OWNED
FUND (CLASS)           OF RECORD OWNER   SHARES OWNED OF RECORD    OF RECORD    BENEFICIALLY*   BENEFICIALLY*
------------           ---------------   ----------------------   -----------   -------------   -------------


* The company has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.


--------------------------------------------------------------------------------
PROXY                                                                      PROXY


                          PROXY SOLICITED BY THE BOARD
                            OF AIM SUMMIT FUND, INC.
        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 3, 2000


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of AIM Summit Fund, Inc., on May 3, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

         CONTROL NUMBER:

                              NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, director or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                              --------------------------------------------------
                              Signature


                              --------------------------------------------------
                              Signature  (if held jointly)


                              Dated
                                    --------------------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.

--------------------------------------------------------------------------------


         THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.

         TO VOTE, FILL IN BOX COMPLETELY.  EXAMPLE: [X]

         IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'(S) NAME. YOUR SHARES WILL BE VOTED "FOR" THE REMAINING NOMINEE(S).

1. To elect ten individuals to the Board of Directors of AIM Summit Fund, Inc., each of whom will serve until his or her successor is elected and qualified:

                   FOR          WITHHOLD            FOR ALL EXCEPT
                                AUTHORITY
                                FOR ALL
                                NOMINEES
                   [ ]           [ ]                     [ ]

                                          Charles T. Bauer    Carl Frischling
                                          Bruce L. Crockett   Robert H. Graham
                                          Owen Daly II        Prema Mathai-Davis
                                          Edward K. Dunn Jr.  Lewis F. Pennock
                                          Jack M. Fields      Louis S. Sklar

2. To approve a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Class I shares of the fund.

                  Class I Shareholders Only

                   FOR             AGAINST           ABSTAIN

                   [ ]               [ ]               [ ]

3. To approve a Plan of Recapitalization to amend this fund's Charter to reclassify Class II shares of the fund's common stock as Class I shares.

                  Class II Shareholders Only

                           FOR             AGAINST           ABSTAIN

                           [ ]               [ ]               [ ]

4. To approve an Agreement and Plan of Reorganization to reorganize the fund as a Delaware business trust.

                           FOR             AGAINST           ABSTAIN

                           [ ]               [ ]               [ ]


5.       To approve a new Master Investment Advisory Agreement with A I M
         Advisors, Inc.

                           FOR             AGAINST           ABSTAIN

                           [ ]               [ ]               [ ]


6.       To approve changing the fund's fundamental investment restrictions.



          (a) Change to Fundamental Restriction on Issuer             FOR          AGAINST          ABSTAIN
          Diversification                                             [ ]            [ ]             [ ]

          (b) Change to Fundamental Restriction on Borrowing
          Money and Issuing Senior Securities                         FOR          AGAINST          ABSTAIN
                                                                      [ ]            [ ]              [ ]

          (c) Change to Fundamental Restriction on Underwriting       FOR          AGAINST          ABSTAIN
          Securities                                                  [ ]            [ ]              [ ]

          (d) Change to Fundamental Restriction on Industry           FOR          AGAINST          ABSTAIN
          Concentration                                               [ ]            [ ]              [ ]

          (e) Change to Fundamental Restriction on Purchasing or      FOR          AGAINST          ABSTAIN
          Selling Real Estate and Elimination of Fundamental          [ ]            [ ]              [ ]
          Restriction on Investments in Oil, Gas or Other
          Mineral Exploration or Development Programs.

          (f) Change to Fundamental Restriction on Purchasing or      FOR          AGAINST          ABSTAIN
          Selling Commodities and Elimination of Fundamental          [ ]            [ ]              [ ]
          Restriction on Puts and Calls

          (g) Change to Fundamental Restriction on Making Loans       FOR          AGAINST          ABSTAIN
                                                                      [ ]            [ ]              [ ]

          (h) Elimination of Fundamental Restriction on               FOR          AGAINST          ABSTAIN
          Margin Transactions                                         [ ]            [ ]              [ ]

          (i) Elimination of Fundamental Restriction on Short         FOR          AGAINST          ABSTAIN
          Sales of Securities                                         [ ]            [ ]              [ ]

          (j) Elimination of Fundamental Restriction on               FOR          AGAINST          ABSTAIN
          Investing for the Purpose of Control                        [ ]            [  ]             [ ]




          (k) Elimination of Fundamental Restriction on               FOR          AGAINST          ABSTAIN
          Purchasing Securities of Issuers in which Officers          [ ]            [  ]             [ ]
          and Directors of the Fund and its Affiliates Own
          Securities


7. To ratify the selection of KPMG LLP as independent accountants of the fund for the fiscal year ending in 2000.

                           FOR             AGAINST           ABSTAIN

                           [ ]               [ ]               [ ]


8. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

     ENCLOSED YOU WILL FIND ONE OR MORE PROXY CARDS RELATING TO EACH OF THE
         FUNDS FOR WHICH YOU ARE ENTITLED TO VOTE. PLEASE INDICATE YOUR
  VOTING INSTRUCTIONS ON EACH OF THE ENCLOSED PROXY CARDS, DATE AND SIGN THEM,
    AND RETURN THEM IN THE ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN A PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR"
  THE NOMINEES FOR DIRECTOR NAMED IN THE ATTACHED PROXY STATEMENT AND "FOR" ALL
    OTHER PROPOSALS INDICATED ON THE CARDS. IN ORDER TO AVOID THE ADDITIONAL EXPENSES OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR
 PROXY CARDS PROMPTLY. UNLESS PROXY CARDS ARE SIGNED BY THE APPROPRIATE PERSONS
         AS INDICATED IN THE INSTRUCTIONS BELOW, THEY WILL NOT BE VOTED.

--------------------------------------------------------------------------------


                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.


    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

    3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                  REGISTRATION                                            VALID SIGNATURE
                  ------------                                            ---------------
Trust Accounts
     (1) ABC Trust Account.............................................   John B. Doe, Trustee
     (2) Jane B. Doe, Trustee u/t/d 12/28/78...........................   Jane B. Doe

Partnership Accounts
     (1) The XYZ Partnership...........................................   Jane B. Smith, Partner
     (2) Smith and Jones, Limited Partnership..........................   Jane B. Smith, General Partner

Custodial or Estate Accounts
     (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
         UGMA/UTMA.....................................................   John B. Smith
     (2) Estate of John B. Smith.......................................   John B. Smith, Jr., Executor

Corporate Accounts
     (1) ABC Corp......................................................   ABC Corp.
                                                                          John Doe, Treasurer
     (2) ABC Corp......................................................   John Doe, Treasurer
     (3) ABC Corp. c/o John Doe, Treasurer.............................   John Doe
     (4) ABC Corp. Profit Sharing Plan.................................   John Doe, Trustee